UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21043

                          Pioneer High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31, 2020


Date of reporting period:  April 1, 2019 through September 30, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                               Pioneer High
                               Income Trust

--------------------------------------------------------------------------------
                               Semiannual Report | September 30, 2019
--------------------------------------------------------------------------------

                               Ticker Symbol: PHT

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Trust's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Trust, by calling 1-800-710-0935.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Trust, you can inform the Trust that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-710-0935. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Schedule of Investments                                                      13

Financial Statements                                                         38

Notes to Financial Statements                                                44

Approval of Investment Management Agreement                                  63

Trustees, Officers and Service Providers                                     68

                       Pioneer High Income Trust | Semiannual Report | 9/30/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer High Income Trust | Semiannual Report | 9/30/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
September 30, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                       Pioneer High Income Trust | Semiannual Report | 9/30/19 3

Portfolio Management Discussion | 9/30/19

In the following interview, Andrew Feltus discusses the factors that affected the performance of Pioneer High Income Trust during the six-month period ended September 30, 2019. Mr. Feltus, Co-Director of High Yield and a portfolio manager at Amundi Pioneer Asset Management (Amundi Pioneer), is responsible for the day-to-day management of the Trust, along with Matthew Shulkin, a vice president and a portfolio manager at Amundi Pioneer, and Kenneth Monaghan, Co-Director of High Yield and a portfolio manager at Amundi Pioneer*.

Q How did the Trust perform during the six-month period ended September 30, 2019?

A Pioneer High Income Trust returned 5.22% at net asset value (NAV) and 7.64% at market price during the six-month period ended September 30, 2019. During the same six-month period, the Trust's benchmark, the ICE Bank of America Merrill Lynch U.S. High Yield Index (the ICE BofA ML Index), returned 6.30% at NAV. The ICE BofA ML Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Unlike the Trust, the ICE BofA ML Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

      During the same six-month period, the average return at NAV of the 39 closed end funds in Morningstar's High Yield Bond Closed End Funds category (which may or may not be leveraged) was 5.04%, and the average return (at market price) of the 39 closed end funds in the same Morningstar category was 10.55%.

      The shares of the Trust were selling at a 7.6% discount to NAV at the end of the six-month period. Comparatively, the shares of the Trust were selling at a 9.7% discount to NAV on March 31, 2019.

      On September 30, 2019, the standardized 30-day SEC yield of the Trust's shares was 7.64%**.

* Mr. Monaghan became a portfolio manager on the Trust effective September 30, 2019.

** The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer High Income Trust | Semiannual Report | 9/30/19

Q How would you describe the investment environment for high-yield debt during the six-month period ended September 30, 2019?

A Outside of the energy sector, market sentiment with respect to high-yield corporate credit was generally firm during the six-month period, supported by positive corporate earnings reports and an accommodative U.S. Federal Reserve System (Fed). Against a backdrop of slowing economic growth and low inflation, the Fed cut short-term interest rates by a quarter point on both August 1 and September 19, 2019. The September rate cut brought the benchmark federal funds target rate down to a range of 1.75% to 2.00%, and market expectations were that the Fed would enact two or three more interest-rate cuts by the middle of 2020.

      Over the six-month period, the Treasury yield curve moved lower on the Fed's easing of monetary policy and a "flight to safety" by investors spurred primarily by geopolitical headlines, including those pertaining to the U.S.-China trade dispute, the ongoing Brexit negotiations in the United Kingdom, and a September attack on Saudi Arabian oil facilities.

      For the six-month period ended September 30, 2019, the yield on the benchmark 10-year Treasury note declined from 2.41% to 1.68%, touching a low of 1.47% in early September, while the two-year Treasury yield declined from 2.27% to 1.63%. August and September of 2019 saw periods when the yield curve inverted, meaning that along some portion of the curve, yields for securities with longer maturities were lower than yields on securities with shorter maturities. The historical perception of an inverted yield curve is that it foreshadows a recession, and so that development only served to increase uncertainty in the credit markets, including high yield, over the latter part of the period.

      Returns for high-yield corporate bonds, while positive, lagged the performance of their more interest-rate-sensitive investment-grade counterparts over the six-month period. A weak backdrop for oil prices was a factor in dampened high-yield returns, given the significant representation of energy issuers within the Trust's benchmark, the ICE BofA ML Index. Within the high-yield market, lower-rated issues generally lagged higher-rated credits. For example, CCC-rated debt underperformed BB-rated issues over the six-month period.

                       Pioneer High Income Trust | Semiannual Report | 9/30/19 5

Q What factors affected the Trust's performance relative to the benchmark Index during the six-month period ended September 30, 2019?

A In broad terms, the Trust's approximate 10% underweight to higher-quality issues in the BB-rated range of the high-yield market acted as a slight constraint on benchmark-relative results, as that segment of the market led performance for the six-month period. The Trust's below-benchmark stance with respect to overall portfolio duration also weighed modestly on benchmark-relative returns as interest rates declined over the period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

      An out-of-benchmark portfolio allocation to insurance-linked securities
      (ILS), which are issued by property-and-casualty insurers to help defray some of the cost of having to payout claims in the wake of a natural disaster, also detracted from the Trust's benchmark-relative performance as seasonal factors weighed on the asset class. We continue to view exposure to ILS as helping to bolster the income and risk-reward profile of the portfolio over the long term. Another out-of-benchmark position in floating-rate bank loans did not have a material impact on the Trust's benchmark-relative returns.

      With regard to individual positions that detracted from the Trust's benchmark-relative returns over the six-month period, within telecommunications, the portfolio's exposures to the debt of Windstream and Frontier Communications acted as drags on performance. Windstream's default after the company lost a court case related to a spinoff of assets negatively affected the wireline segment. In addition, Frontier has been evaluating a restructuring of its debt, raising market concerns and exerting downward pressure on the price of the bonds. However, we feel the current bond price represents a significant overstatement of the negative case for Frontier, and so we have maintained the Trust's position. The Trust's exposure to Syncreon also detracted from benchmark-relative returns, as the supply-chain-logistics firm restructured its debt.

      On the positive side, security selection results within the Trust's allocation to high-yield corporates aided benchmark-relative performance for the six-month period. In that vein, while a modest portfolio overweight to energy issues detracted from the Trust's relative returns, positive security selection results within that market segment offset the negative effects of the overweight. In particular, our preference for the debt of midstream pipeline companies, which have tended to be less susceptible to short-term changes in the price of oil than other energy firms, and our avoidance of the debt of oil services companies, contributed positively to the Trust's benchmark-relative performance.

6 Pioneer High Income Trust | Semiannual Report | 9/30/19

      At the individual security level, the leading positive contributors to the Trust's benchmark-relative results within energy included positions in American Midstream and ArchRock, along with exploration & production company Indigo. Outside of energy, positive contributions to the Trust's benchmark-relative performance among individual portfolio holdings were led by bank names in the convertible contingent space. The so-called "CoCo" bonds generally carry ratings in the upper range of the high-yield universe and convert to equity if a bank issuer's capital ratio falls below a predetermined level.

Q Did the Trust's yield, or distributions*** to shareholders change during the six-month period ended September 30, 2019?

A The Trust's distributions remained stable over the six-month period, based on management's assessment of a sustainable level of income generation.

Q How did the level of leverage in the Trust change during the six-month period ended September 30, 2019?

A     The Trust employs leverage through a credit agreement.

      As of September 30, 2019, 30.0% of the Trust's total managed assets were financed by leverage, or borrowed funds, compared with 30.2% of the Trust's total managed assets financed by leverage at the start of the six-month period on April 1, 2019. The absolute amount of funds borrowed by the Trust did not change. The slight change in the percentage of the Trust's total managed assets financed by leverage during the six-month period was the result of an increase in value of the Trust's total managed assets.

Q Did the Trust have any investments in derivative securities during the six-month period ended September 30, 2019? If so, did the investments have a material effect on the Trust's performance?

A Yes, the Trust had investments in forward foreign currency transactions during the six-month period, which had a slight positive impact on benchmark-relative performance. The portfolio also had positions in credit-default swaps and credit-default swap index (CDX) securities. The CDX positions contributed positively to performance during the period.

Q     What is your investment outlook?

A Based on historical averages, high-yield valuations are relatively rich. While we do not view current valuations as extreme given our expectations for a continued low default rate and a strong technical market backdrop, we have a somewhat cautious stance on adding credit risk to the Trust's portfolio. If spreads widen due to market volatility not rooted in real economic

***   Distributions are not guaranteed.

                       Pioneer High Income Trust | Semiannual Report | 9/30/19 7 weakness, we may consider increasing the portfolio's credit exposure. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

      We believe the greatest threat to high-yield returns is a recession that increases economic stress on leveraged issuers, which could lead to a spike in defaults, but that is not our base scenario, which calls for slow, but steady economic growth over the next several quarters. For the moment, the risks to economic growth from an uncontrolled trade war seem to have receded. Observers who anticipate a near-term recession frequently note that expansions do not last forever. From our perspective, however, we are less concerned with the age of the expansion than with the potential spreading of global manufacturing weakness into the broader U.S. economy. The length of an economic expansion is unpredictable, and many analysts have for years claimed that we are "in the 9th inning" of the current expansion.

      We expect to see increased performance dispersion among individual issuers in the high-yield asset class, meaning that security selection will matter more than risk positioning. While the Fed's moves to lower interest rates will be supportive of economic growth, we do not expect growth to be fast enough to bail out all high-yield credits. Thus, we believe seeking to identify sustainable businesses with reasonable balance sheets and good free cash flows is the key to picking good credits in this environment; and, more importantly, to minimizing the effects of weak credits on the portfolio.

Please refer to the Schedule of Investments on pages 13-36 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

8 Pioneer High Income Trust | Semiannual Report | 9/30/19

The Fund may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance linked securities are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities held by the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities held by the Trust will generally rise.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust employs leverage through a credit agreement. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

The Trust is required to meet certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

These risks may increase share price volatility.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                       Pioneer High Income Trust | Semiannual Report | 9/30/19 9

Portfolio Summary | 9/30/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                           83.3%
Senior Secured Floating Rate Loan Interests                                3.5%
Convertible Corporate Bonds                                                2.6%
Insurance-Linked Securities                                                2.5%
U.S. Government and Agency Obligations                                     2.2%
Preferred Stocks                                                           1.7%
Collateralized Mortgage Obligation                                         1.5%
Foreign Government Bonds                                                   1.3%
Convertible Preferred Stocks                                               0.6%
Commercial Mortgage-Backed Securities                                      0.5%
Asset Backed Securities                                                    0.2%
Common Stocks                                                              0.1%
Rights/Warrants                                                            0.0%+
Over The Counter (OTC) Currency Put Options Purchased                      0.0%+

+     Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. U.S. Treasury Bills, 10/15/19                                                               2.25%
-----------------------------------------------------------------------------------------------------
 2. Hanover Insurance Group, Inc., 7.625%, 10/15/25                                             1.60
-----------------------------------------------------------------------------------------------------
 3. Liberty Mutual Group, Inc., 10.75% (3 Month USD LIBOR + 712 bps), 6/15/58 (144A)            1.23
-----------------------------------------------------------------------------------------------------
 4. Meritor, Inc., 7.875%, 3/1/26                                                               1.10
-----------------------------------------------------------------------------------------------------
 5. Fixed Income Trust Series 2013-A, 7.697%, 10/15/97 (144A)                                   1.10
-----------------------------------------------------------------------------------------------------
 6. LYB Finance Co. BV, 8.1%, 3/15/27 (144A)                                                    1.03
-----------------------------------------------------------------------------------------------------
 7. Hercules LLC, 6.5%, 6/30/29                                                                 0.98
-----------------------------------------------------------------------------------------------------
 8. Cardtronics, Inc./Cardtronics USA, Inc., 5.5%, 5/1/25 (144A)                                0.95
-----------------------------------------------------------------------------------------------------
 9. Enterprise Development Authority, 12.0%, 7/15/24 (144A)                                     0.90
-----------------------------------------------------------------------------------------------------
10. CenturyLink, Inc., 5.625%, 4/1/25                                                           0.89
-----------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Trust is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer High Income Trust | Semiannual Report | 9/30/19

Prices and Distributions | 9/30/19

Market Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          9/30/19             3/31/19
--------------------------------------------------------------------------------
       Market Value                        $9.22               $8.95
--------------------------------------------------------------------------------
        Discount                           (7.6)%              (9.7)%
--------------------------------------------------------------------------------

Net Asset Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          9/30/19             3/31/19
--------------------------------------------------------------------------------
    Net Asset Value                        $9.98               $9.91
--------------------------------------------------------------------------------

Distributions per Share:* 4/1/19 - 9/30/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment          Short-Term          Long-Term
                      Income              Capital Gains       Capital Gains
--------------------------------------------------------------------------------
                     $0.4050                 $ --                $ --
--------------------------------------------------------------------------------

* The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period.

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          9/30/19             3/31/19
--------------------------------------------------------------------------------
    30-Day SEC Yield                       7.64%               8.15%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

^ Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust's website at www.amundipioneer.com/us.

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 11

Performance Update | 9/30/19

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust during the periods shown, compared to that of the ICE BofA ML U.S. High Yield Index.

Average Annual Total Returns
(As of September 30, 2019)
-----------------------------------------------------
                     Net                  ICE BofA
                     Asset                ML U.S.
                     Value     Market     High Yield
Period               (NAV)     Price      Index
-----------------------------------------------------
10 years             8.74%      6.46%     7.85%
5 years              3.86      -2.45      5.36
1 year               5.78       8.91      6.30
-----------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer High   ICE BofA ML U.S.
              Income Trust   High Yield Index
9/09          $10,000        $10,000
9/10          $12,830        $11,852
9/11          $13,053        $12,008
9/12          $15,894        $14,282
9/13          $17,941        $15,295
9/14          $19,124        $16,401
9/15          $16,713        $15,817
9/16          $18,650        $17,844
9/17          $21,174        $19,460
9/18          $21,848        $20,032
9/19          $23,110        $21,294

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The ICE Bank of America Merrill Lynch U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The Index does not employ leverage. It is not possible to invest directly in the Index.

12 Pioneer High Income Trust | Semiannual Report | 9/30/19

Schedule of Investments | 9/30/19 (unaudited)

---------------------------------------------------------------------------------------------------------------
Shares                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                               UNAFFILIATED ISSUERS -- 142.3%
                               COMMON STOCKS -- 0.2% of Net Assets
                               Construction & Engineering -- 0.0%+
         1,307,384(a)          Abengoa SA, Class B                                                $      14,680
                                                                                                  -------------
                               Total Construction & Engineering                                   $      14,680
---------------------------------------------------------------------------------------------------------------
                               Health Care Technology -- 0.0%+
           244,563^(a)         Medical Card System, Inc.                                          $       2,446
                                                                                                  -------------
                               Total Health Care Technology                                       $       2,446
---------------------------------------------------------------------------------------------------------------
                               Oil, Gas & Consumable Fuels -- 0.1%
            65,597^(a)         PetroQuest Energy, Inc.                                            $     254,188
                                                                                                  -------------
                               Total Oil, Gas & Consumable Fuels                                  $     254,188
---------------------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- 0.0%+
            19,026(a)          Teva Pharmaceutical Industries, Ltd. (A.D.R.)                      $     130,899
                                                                                                  -------------
                               Total Pharmaceuticals                                              $     130,899
---------------------------------------------------------------------------------------------------------------
                               Specialty Retail -- 0.1%
            68,241^(a)         Targus Cayman SubCo., Ltd.                                         $      81,206
                                                                                                  -------------
                               Total Specialty Retail                                             $      81,206
---------------------------------------------------------------------------------------------------------------
                               TOTAL COMMON STOCKS
                               (Cost $1,475,727)                                                  $     483,419
---------------------------------------------------------------------------------------------------------------
                               CONVERTIBLE PREFERRED STOCK -- 0.8%
                               of Net Assets
                               Banks -- 0.8%
             1,600(b)          Wells Fargo & Co., 7.5%                                            $   2,435,984
                                                                                                  -------------
                               Total Banks                                                        $   2,435,984
---------------------------------------------------------------------------------------------------------------
                               TOTAL CONVERTIBLE PREFERRED STOCK
                               (Cost $2,022,424)                                                  $   2,435,984
---------------------------------------------------------------------------------------------------------------
                               PREFERRED STOCKS -- 2.3% of Net Assets
                               Banks -- 1.2%
           132,750(c)          GMAC Capital Trust I, 7.943% (3 Month USD LIBOR +
                               579 bps), 2/15/40                                                  $   3,479,378
                                                                                                  -------------
                               Total Banks                                                        $   3,479,378
---------------------------------------------------------------------------------------------------------------
                               Chemicals -- 0.0%+
         1,062,203^(a)         Pinnacle Agriculture                                               $      10,622
                                                                                                  -------------
                               Total Chemicals                                                    $      10,622
---------------------------------------------------------------------------------------------------------------
                               Diversified Financial Services -- 1.1%
             3,000(b)(c)       Compeer Financial ACA, 6.75% (USD LIBOR +
                               458 bps) (144A)                                                    $   3,120,000
                                                                                                  -------------
                               Total Diversified Financial Services                               $   3,120,000
---------------------------------------------------------------------------------------------------------------
                               Internet -- 0.0%+
           152,183(a)          MYT Holding Co., 10.0%, 6/7/29 (144A)                              $     141,530
                                                                                                  -------------
                               Total Internet                                                     $     141,530
---------------------------------------------------------------------------------------------------------------
                               TOTAL PREFERRED STOCKS
                               (Cost $7,478,947)                                                  $   6,751,530
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 13

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES -- 0.2%
                               of Net Assets
           660,000(c)          GMAT Trust, Series 2013-1A, Class M, 5.0%,
                               11/25/43 (144A)                                                    $     403,280
           300,000             InSite Issuer LLC, Series 2016-1A, Class C, 6.414%,
                               11/15/46 (144A)                                                          312,619
---------------------------------------------------------------------------------------------------------------
                               TOTAL ASSET BACKED SECURITIES
                               (Cost $939,256)                                                    $     715,899
---------------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE OBLIGATIONS --
                               2.1% of Net Assets
           790,000(d)          Fannie Mae Connecticut Avenue Securities, Series
                               2019-R04, Class 2B1, 7.268% (1 Month USD LIBOR +
                               525 bps), 6/25/39 (144A)                                           $     862,003
         1,996,688(c)          FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.6%,
                               10/25/27 (144A)                                                        1,889,010
         1,500,000(d)          FREMF Mortgage Trust, Series 2019-KS12, Class C,
                               7.409% (1 Month USD LIBOR + 690 bps), 8/25/29                          1,421,345
         2,500,000             Wells Fargo Commercial Mortgage Trust, Series 2015-C28,
                               Class E, 3.0%, 5/15/48 (144A)                                          1,797,503
---------------------------------------------------------------------------------------------------------------
                               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                               (Cost $5,983,599)                                                  $   5,969,861
---------------------------------------------------------------------------------------------------------------
                               COMMERCIAL MORTGAGE-BACKED SECURITIES --
                               0.7% of Net Assets
           710,000(d)          Freddie Mac Stacr Trust, Series 2019-HQA1, Class B2,
                               14.268% (1 Month USD LIBOR +
                               1,225 bps), 2/25/49 (144A)                                         $     944,659
           530,000(d)          Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2,
                               13.268% (1 Month USD LIBOR +
                               1,125 bps), 4/25/49 (144A)                                               636,052
           500,000(c)          Morgan Stanley Bank of America Merrill Lynch Trust,
                               Series 2014-C17, Class D, 4.903%, 8/15/47 (144A)                         488,665
---------------------------------------------------------------------------------------------------------------
                               TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                               (Cost $1,692,801)                                                  $   2,069,376
---------------------------------------------------------------------------------------------------------------
                               CONVERTIBLE CORPORATE BONDS -- 3.7%
                               of Net Assets
                               Auto Parts & Equipment -- 1.6%
         2,625,000             Meritor, Inc., 7.875%, 3/1/26                                      $   4,494,084
                                                                                                  -------------
                               Total Auto Parts & Equipment                                       $   4,494,084
---------------------------------------------------------------------------------------------------------------
                               Banks -- 0.0%+
IDR  1,422,679,000^            PT Bakrie & Brothers Tbk, 0.0%, 12/22/22                           $      10,023
                                                                                                  -------------
                               Total Banks                                                        $      10,023
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14 Pioneer High Income Trust | Semiannual Report | 9/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                               Biotechnology -- 0.7%
         1,772,000             Medicines Co., 2.75%, 7/15/23                                      $   2,135,260
                                                                                                  -------------
                               Total Biotechnology                                                $   2,135,260
---------------------------------------------------------------------------------------------------------------
                               Chemicals -- 1.4%
         4,000,000(e)          Hercules LLC, 6.5%, 6/30/29                                        $   4,020,000
                                                                                                  -------------
                               Total Chemicals                                                    $   4,020,000
---------------------------------------------------------------------------------------------------------------
                               TOTAL CONVERTIBLE CORPORATE BONDS
                               (Cost $6,809,530)                                                  $  10,659,367
---------------------------------------------------------------------------------------------------------------
                               CORPORATE BONDS -- 116.9% of Net Assets
                               Advertising -- 1.1%
         3,460,000             MDC Partners, Inc., 6.5%, 5/1/24 (144A)                            $   3,152,925
                                                                                                  -------------
                               Total Advertising                                                  $   3,152,925
---------------------------------------------------------------------------------------------------------------
                               Aerospace & Defense -- 1.4%
           837,000             Bombardier, Inc., 7.5%, 3/15/25 (144A)                             $     835,954
         1,921,000             Bombardier, Inc., 7.875%, 4/15/27 (144A)                               1,913,028
           421,000             F-Brasile S.p.A./F-Brasile US LLC, 7.375%,
                               8/15/26 (144A)                                                           437,840
           745,000             Kratos Defense & Security Solutions, Inc., 6.5%,
                               11/30/25 (144A)                                                          795,288
                                                                                                  -------------
                               Total Aerospace & Defense                                          $   3,982,110
---------------------------------------------------------------------------------------------------------------
                               Agriculture -- 0.1%
         1,037,796             Pinnacle Operating Corp., 9.0%, 5/15/23 (144A)                     $     363,229
                                                                                                  -------------
                               Total Agriculture                                                  $     363,229
---------------------------------------------------------------------------------------------------------------
                               Auto Manufacturers -- 1.2%
         1,095,000             Ford Motor Credit Co. LLC, 5.584%, 3/18/24                         $   1,164,062
         2,242,000             JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)                      2,320,470
                                                                                                  -------------
                               Total Auto Manufacturers                                           $   3,484,532
---------------------------------------------------------------------------------------------------------------
                               Auto Parts & Equipment -- 1.9%
         2,000,000             American Axle & Manufacturing, Inc., 6.5%, 4/1/27                  $   1,905,000
           600,000             Dana Financing Luxembourg S.a.r.l., 5.75%,
                               4/15/25 (144A)                                                           612,510
EUR        840,000(f)          IHO Verwaltungs GmbH, 3.75% (4.5% PIK or
                               0.0% cash), 9/15/26 (144A)                                               940,908
           330,000             Meritor, Inc., 6.25%, 2/15/24                                            339,487
         2,134,000             Titan International, Inc., 6.5%, 11/30/23                              1,696,530
                                                                                                  -------------
                               Total Auto Parts & Equipment                                       $   5,494,435
---------------------------------------------------------------------------------------------------------------
                               Banks -- 6.1%
         1,200,000             Access Bank Plc, 10.5%, 10/19/21 (144A)                            $   1,336,560
           200,000(c)          Banco Nacional de Comercio Exterior SNC, 3.8%
                               (5 Year CMT Index + 300 bps), 8/11/26 (144A)                             202,252

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 15

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                               Banks -- (continued)
           600,000(b)(c)       Bank of America Corp., 6.5% (3 Month USD
                               LIBOR + 417 bps)                                                   $     667,500
         1,800,000(b)(c)       Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                   1,873,206
           700,000(b)(c)       Credit Suisse Group AG, 7.5% (5 Year USD Swap
                               Rate + 460 bps) (144A)                                                   773,500
         2,205,000             Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                        2,028,600
         2,415,000             Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                          2,215,763
         1,239,000(b)(c)       Goldman Sachs Capital II, 4.0% (3 Month USD
                               LIBOR + 77 bps)                                                        1,045,840
           675,000(b)(c)       Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap
                               Rate + 546 bps) (144A)                                                   702,844
         3,415,000             Provident Funding Associates LP/PFG Finance Corp.,
                               6.375%, 6/15/25 (144A)                                                 3,321,088
           200,000(b)(c)       Royal Bank of Scotland Group Plc, 7.5% (5 Year USD
                               Swap Rate + 580 bps)                                                     204,250
         2,250,000(b)(c)       Royal Bank of Scotland Group Plc, 8.625% (5 Year
                               USD Swap Rate + 760 bps)                                               2,409,412
           980,000(b)(c)       Societe Generale SA, 7.375% (5 Year USD Swap
                               Rate + 624 bps) (144A)                                                 1,031,058
                                                                                                  -------------
                               Total Banks                                                        $  17,811,873
---------------------------------------------------------------------------------------------------------------
                               Building Materials -- 1.3%
         1,167,000             Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)                   $   1,257,442
           400,000             Griffon Corp., 5.25%, 3/1/22                                             403,000
         1,597,000             Patrick Industries, Inc., 7.5%, 10/15/27 (144A)                        1,645,070
           395,000             Summit Material LLC/Summit Materials Finance Corp.,
                               6.5%, 3/15/27 (144A)                                                     421,663
                                                                                                  -------------
                               Total Building Materials                                           $   3,727,175
---------------------------------------------------------------------------------------------------------------
                               Chemicals -- 4.1%
           210,000             Blue Cube Spinco LLC, 9.75%, 10/15/23                              $     228,900
           210,000             Blue Cube Spinco LLC, 10.0%, 10/15/25                                    235,061
           420,000             CVR Partners LP/CVR Nitrogen Finance Corp., 9.25%,
                               6/15/23 (144A)                                                           437,850
         1,481,000             Hexion, Inc., 7.875%, 7/15/27 (144A)                                   1,455,083
         2,125,000             Kraton Polymers LLC/Kraton Polymers Capital Corp.,
                               7.0%, 4/15/25 (144A)                                                   2,215,313
         3,250,000             LYB Finance Co. BV, 8.1%, 3/15/27 (144A)                               4,195,715
         2,316,000             Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
                               4/1/25 (144A)                                                          2,211,780
           909,000             Tronox, Inc., 6.5%, 4/15/26 (144A)                                       865,823
                                                                                                  -------------
                               Total Chemicals                                                    $  11,845,525
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Trust | Semiannual Report | 9/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                               Coal -- 0.5%
         1,679,000             SunCoke Energy Partners LP/SunCoke Energy Partners
                               Finance Corp., 7.5%, 6/15/25 (144A)                                $   1,494,310
                                                                                                  -------------
                               Total Coal                                                         $   1,494,310
---------------------------------------------------------------------------------------------------------------
                               Commercial Services -- 3.6%
         1,910,000             BidFair MergeRight, Inc., 7.375%, 10/15/27 (144A)                  $   1,945,946
         3,850,000             Cardtronics, Inc./Cardtronics USA, Inc., 5.5%,
                               5/1/25 (144A)                                                          3,907,750
         1,025,000             Carriage Services, Inc., 6.625%, 6/1/26 (144A)                         1,050,112
         1,085,000             Hertz Corp., 7.125%, 8/1/26 (144A)                                     1,132,469
         1,340,000             Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)                        925,940
           520,000             United Rentals North America, Inc., 6.5%, 12/15/26                       566,540
           862,000             Verscend Escrow Corp., 9.75%, 8/15/26 (144A)                             917,918
                                                                                                  -------------
                               Total Commercial Services                                          $  10,446,675
---------------------------------------------------------------------------------------------------------------
                               Computers -- 0.2%
           555,000             Dell International LLC/EMC Corp., 7.125%,
                               6/15/24 (144A)                                                     $     584,970
                                                                                                  -------------
                               Total Computers                                                    $     584,970
---------------------------------------------------------------------------------------------------------------
                               Diversified Financial Services -- 5.8%
         1,240,000             Avation Capital SA, 6.5%, 5/15/21 (144A)                           $   1,283,400
         3,105,000             Credito Real SAB de CV SOFOM ER, 9.5%,
                               2/7/26 (144A)                                                          3,578,512
         3,000,000+(g)         Fixed Income Trust Series 2013-A, 7.697%,
                               10/15/97 (144A)                                                        4,483,628
           384,000             Nationstar Mortgage Holdings, Inc., 8.125%,
                               7/15/23 (144A)                                                           400,320
         1,000,000             Nationstar Mortgage Holdings, Inc., 9.125%,
                               7/15/26 (144A)                                                         1,065,000
           353,000             Nationstar Mortgage LLC/Nationstar Capital Corp.,
                               6.5%, 7/1/21                                                             353,883
         2,845,000             Nationstar Mortgage LLC/Nationstar Capital Corp.,
                               6.5%, 6/1/22                                                           2,845,000
           735,000             Navient Corp., 6.625%, 7/26/21                                           771,750
         1,290,000             Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.,
                               6.375%, 12/15/22 (144A)                                                1,341,600
           500,000             Quicken Loans, Inc., 5.75%, 5/1/25 (144A)                                515,625
           160,000             Springleaf Finance Corp., 6.625%, 1/15/28                                172,048
                                                                                                  -------------
                               Total Diversified Financial Services                               $  16,810,766
---------------------------------------------------------------------------------------------------------------
                               Electric -- 5.4%
         3,281,000             Calpine Corp., 5.75%, 1/15/25                                      $   3,338,417
           825,000             Cemig Geracao e Transmissao SA, 9.25%,
                               12/5/24 (144A)                                                           954,360

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 17

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                               Electric -- (continued)
         1,010,000(c)          Enel S.p.A., 8.75% (5 Year USD Swap Rate +
                               588 bps), 9/24/73 (144A)                                           $   1,182,962
         2,915,000             NRG Energy, Inc., 6.625%, 1/15/27                                      3,157,965
           950,000             NRG Energy, Inc., 7.25%, 5/15/26                                       1,040,488
         1,451,854             NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
                               12/15/25 (144A)                                                        1,557,113
           704,038             Stoneway Capital Corp., 10.0%, 3/1/27 (144A)                             417,143
           252,000             Talen Energy Supply LLC, 7.25%, 5/15/27 (144A)                           256,108
         2,986,000             Vistra Energy Corp., 8.0%, 1/15/25 (144A)                              3,139,033
           631,000             Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)                        664,475
                                                                                                  -------------
                               Total Electric                                                     $  15,708,064
---------------------------------------------------------------------------------------------------------------
                               Energy-Alternate Sources -- 0.9%
         2,620,000(g)          TerraForm Power Operating LLC, 6.625%,
                               6/15/25 (144A)                                                     $   2,761,506
                                                                                                  -------------
                               Total Energy-Alternate Sources                                     $   2,761,506
---------------------------------------------------------------------------------------------------------------
                               Engineering & Construction -- 0.3%
           975,000             Tutor Perini Corp., 6.875%, 5/1/25 (144A)                          $     945,750
                                                                                                  -------------
                               Total Engineering & Construction                                   $     945,750
---------------------------------------------------------------------------------------------------------------
                               Entertainment -- 6.6%
         1,500,000             AMC Entertainment Holdings, Inc., 5.875%, 11/15/26                 $   1,361,250
         1,275,000             AMC Entertainment Holdings, Inc., 6.125%, 5/15/27                      1,153,875
         2,250,000             Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%,
                               10/15/25 (144A)                                                        2,300,400
EUR      1,025,000             Cirsa Finance International S.a.r.l., 6.25%,
                               12/20/23 (144A)                                                        1,187,241
           854,000             Cirsa Finance International S.a.r.l., 7.875%,
                               12/20/23 (144A)                                                          906,521
         1,240,000             Codere Finance 2 Luxembourg SA, 7.625%,
                               11/1/21 (144A)                                                         1,215,200
         1,325,000             Eldorado Resorts, Inc., 6.0%, 4/1/25                                   1,397,875
         3,369,000             Enterprise Development Authority, 12.0%,
                               7/15/24 (144A)                                                         3,689,055
           395,000             International Game Technology Plc, 6.25%,
                               1/15/27 (144A)                                                           437,463
         1,225,000             Scientific Games International, Inc., 6.25%, 9/1/20                    1,228,063
         2,350,000             Scientific Games International, Inc., 6.625%, 5/15/21                  2,379,375
           571,000             Scientific Games International, Inc., 8.25%,
                               3/15/26 (144A)                                                           605,745
         1,399,000             Scientific Games International, Inc., 10.0%, 12/1/22                   1,454,960
                                                                                                  -------------
                               Total Entertainment                                                $  19,317,023
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Trust | Semiannual Report | 9/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                               Environmental Control -- 1.5%
         1,691,000             Covanta Holding Corp., 6.0%, 1/1/27                                $   1,779,777
         2,521,000             Tervita Corp., 7.625%, 12/1/21 (144A)                                  2,561,966
                                                                                                  -------------
                               Total Environmental Control                                        $   4,341,743
---------------------------------------------------------------------------------------------------------------
                               Food -- 7.6%
         2,250,000             Albertsons Cos. LLC/Safeway, Inc./New Albertsons
                               LP/Albertson's LLC, 5.75%, 3/15/25                                 $   2,313,787
           531,000             Albertsons Cos. LLC/Safeway, Inc./New Albertsons
                               LP/Albertson's LLC, 7.5%, 3/15/26 (144A)                                 590,737
           950,000             C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                        960,687
         1,412,000             FAGE International SA/FAGE USA Dairy Industry, Inc.,
                               5.625%, 8/15/26 (144A)                                                 1,267,270
         1,775,000             JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
                               2/15/28 (144A)                                                         1,965,812
           625,000             JBS USA LUX SA/JBS USA Food Co./JBS USA
                               Finance, Inc., 6.5%, 4/15/29 (144A)                                      693,738
         1,196,000             MARB BondCo Plc, 6.875%, 1/19/25 (144A)                                1,250,418
           750,000             Marfrig Holdings Europe BV, 8.0%, 6/8/23 (144A)                          779,070
         1,240,000             Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)                            1,289,848
         2,492,000             Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                          2,676,408
         1,250,000             Post Holdings, Inc., 5.0%, 8/15/26 (144A)                              1,296,375
         2,000,000             Post Holdings, Inc., 5.625%, 1/15/28 (144A)                            2,120,000
         2,310,000             Simmons Foods, Inc., 5.75%, 11/1/24 (144A)                             2,252,250
         2,618,000             Simmons Foods, Inc., 7.75%, 1/15/24 (144A)                             2,833,985
                                                                                                  -------------
                               Total Food                                                         $  22,290,385
---------------------------------------------------------------------------------------------------------------
                               Forest Products & Paper -- 2.2%
         1,655,000             Eldorado International Finance GmbH, 8.625%,
                               6/16/21 (144A)                                                     $   1,723,285
         1,770,000             Mercer International, Inc., 7.375%, 1/15/25 (144A)                     1,843,632
         2,766,000             Schweitzer-Mauduit International, Inc., 6.875%,
                               10/1/26 (144A)                                                         2,925,045
                                                                                                  -------------
                               Total Forest Products & Paper                                      $   6,491,962
---------------------------------------------------------------------------------------------------------------
                               Healthcare-Products -- 0.4%
EUR        450,000             Avantor, Inc., 4.75%, 10/1/24 (144A)                               $     523,484
           754,000             Avantor, Inc., 6.0%, 10/1/24 (144A)                                      807,934
                                                                                                  -------------
                               Total Healthcare-Products                                          $   1,331,418
---------------------------------------------------------------------------------------------------------------
                               Healthcare-Services -- 4.1%
         2,500,000             BCPE Cycle Merger Sub II, Inc., 10.625%,
                               7/15/27 (144A)                                                     $   2,412,500
         1,000,000             CHS/Community Health Systems, Inc., 6.25%, 3/31/23                       993,350
           610,000(g)          CHS/Community Health Systems, Inc., 9.875%,
                               6/30/23 (144A)                                                           518,500

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                               Healthcare-Services -- (continued)
         1,825,000             RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                               5/1/23 (144A)                                                      $   1,941,344
         2,396,000             Surgery Centre Holdings, Inc., 10.0%, 4/15/27 (144A)                   2,431,940
           865,000             Tenet Healthcare Corp., 4.875%, 1/1/26 (144A)                            887,706
           720,000             Tenet Healthcare Corp., 5.125%, 11/1/27 (144A)                           744,012
         2,250,000             West Street Merger Sub, Inc., 6.375%, 9/1/25 (144A)                    2,070,000
                                                                                                  -------------
                               Total Healthcare-Services                                          $  11,999,352
---------------------------------------------------------------------------------------------------------------
                               Holding Companies-Diversified -- 0.5%
         1,580,000             VistaJet Malta Finance Plc/XO Management
                               Holding, Inc., 10.5%, 6/1/24 (144A)                                $   1,532,600
                                                                                                  -------------
                               Total Holding Companies-Diversified                                $   1,532,600
---------------------------------------------------------------------------------------------------------------
                               Home Builders -- 3.3%
           475,000             Beazer Homes USA, Inc., 6.75%, 3/15/25                             $     484,500
         1,155,000             Beazer Homes USA, Inc., 7.25%, 10/15/29 (144A)                         1,173,769
           800,000             Brookfield Residential Properties, Inc., 6.375%,
                               5/15/25 (144A)                                                           816,000
           735,000             Brookfield Residential Properties, Inc./Brookfield
                               Residential US Corp., 6.25%, 9/15/27 (144A)                              738,675
         1,500,000             KB Home, 7.0%, 12/15/21                                                1,615,950
           790,000             KB Home, 7.5%, 9/15/22                                                   886,775
         1,035,000             KB Home, 7.625%, 5/15/23                                               1,172,137
         2,000,000             Lennar Corp., 5.0%, 6/15/27                                            2,140,000
           565,000             Taylor Morrison Communities, Inc./Taylor Morrison
                               Holdings II, Inc., 5.625%, 3/1/24 (144A)                                 604,550
                                                                                                  -------------
                               Total Home Builders                                                $   9,632,356
---------------------------------------------------------------------------------------------------------------
                               Insurance -- 4.6%
         5,300,000             Hanover Insurance Group, Inc., 7.625%, 10/15/25                    $   6,546,800
         3,075,000(c)          Liberty Mutual Group, Inc., 10.75% (3 Month USD
                               LIBOR + 712 bps), 6/15/58 (144A)                                       5,043,000
         1,100,000             MetLife, Inc., 10.75%, 8/1/39                                          1,771,000
                                                                                                  -------------
                               Total Insurance                                                    $  13,360,800
---------------------------------------------------------------------------------------------------------------
                               Iron & Steel -- 0.9%
         2,300,000             Commercial Metals Co., 5.375%, 7/15/27                             $   2,328,750
           165,000             Commercial Metals Co., 5.75%, 4/15/26                                    169,125
                                                                                                  -------------
                               Total Iron & Steel                                                 $   2,497,875
---------------------------------------------------------------------------------------------------------------
                               Leisure Time -- 1.8%
           540,000             Silversea Cruise Finance, Ltd., 7.25%, 2/1/25 (144A)               $     576,720
         1,673,000             Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                           1,772,711
         2,790,000             Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                            2,915,550
                                                                                                  -------------
                               Total Leisure Time                                                 $   5,264,981
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Trust | Semiannual Report | 9/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                               Lodging -- 1.4%
           680,000             Hilton Grand Vacations Borrower LLC/Hilton Grand
                               Vacations Borrower, Inc., 6.125%, 12/1/24                          $     722,500
         1,700,000             MGM Resorts International, 6.0%, 3/15/23                               1,872,890
         1,500,000             Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
                               5.25%, 5/15/27 (144A)                                                  1,541,250
                                                                                                  -------------
                               Total Lodging                                                      $   4,136,640
---------------------------------------------------------------------------------------------------------------
                               Media -- 4.3%
         1,085,000             Altice Financing SA, 6.625%, 2/15/23 (144A)                        $   1,113,481
           300,000             Altice Finco SA, 8.125%, 1/15/24 (144A)                                  309,750
         1,169,000             Altice Luxembourg SA, 10.5%, 5/15/27 (144A)                            1,317,463
           833,000             Clear Channel Worldwide Holdings, Inc., 9.25%,
                               2/15/24 (144A)                                                           915,184
           670,000             CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                   708,451
           501,000             Diamond Sports Group LLC/Diamond Sports
                               Finance Co., 5.375%, 8/15/26 (144A)                                      519,787
         2,577,000             Diamond Sports Group LLC/Diamond Sports
                               Finance Co., 6.625%, 8/15/27 (144A)                                    2,673,638
           535,000             Entercom Media Corp., 7.25%, 11/1/24 (144A)                              553,725
         1,725,000             GCI LLC, 6.875%, 4/15/25                                               1,815,562
         1,057,000             Gray Television, Inc., 7.0%, 5/15/27 (144A)                            1,161,326
           265,000             Salem Media Group, Inc., 6.75%, 6/1/24 (144A)                            229,225
         1,265,000             Sirius XM Radio, Inc., 5.5%, 7/1/29 (144A)                             1,350,388
                                                                                                  -------------
                               Total Media                                                        $  12,667,980
---------------------------------------------------------------------------------------------------------------
                               Metal Fabricate & Hardware -- 0.1%
           253,000             Zekelman Industries, Inc., 9.875%, 6/15/23 (144A)                  $     266,599
                                                                                                  -------------
                               Total Metal Fabricate & Hardware                                   $     266,599
---------------------------------------------------------------------------------------------------------------
                               Mining -- 4.3%
           320,000             Alcoa Nederland Holding BV, 6.125%, 5/15/28 (144A)                 $     340,768
           670,000             Aleris International, Inc., 10.75%, 7/15/23 (144A)                       705,175
           329,047(f)          Boart Longyear Management Pty, Ltd., 10.0% (0.0% PIK
                               or 10.0% cash), 12/31/22                                                 317,530
         1,500,000             Coeur Mining, Inc., 5.875%, 6/1/24                                     1,500,000
           375,000             First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)                      357,187
         1,750,000             First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)                     1,723,750
         2,420,000             Freeport-McMoRan, Inc., 3.55%, 3/1/22                                  2,426,050
           600,000             Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                             619,500
         1,236,000             Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                          1,252,995
         2,275,000             Joseph T Ryerson & Son, Inc., 11.0%, 5/15/22 (144A)                    2,397,281
         1,000,000             Novelis Corp., 5.875%, 9/30/26 (144A)                                  1,048,700
                                                                                                  -------------
                               Total Mining                                                       $  12,688,936
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 21

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                               Miscellaneous Manufacturers -- 0.1%
           320,000             Koppers, Inc., 6.0%, 2/15/25 (144A)                                $     320,202
                                                                                                  -------------
                               Total Miscellaneous Manufacturers                                  $     320,202
---------------------------------------------------------------------------------------------------------------
                               Multi-National -- 0.3%
IDR 10,330,000,000             Inter-American Development Bank, 7.875%, 3/14/23                   $     753,519
                                                                                                  -------------
                               Total Multi-National                                               $     753,519
---------------------------------------------------------------------------------------------------------------
                               Oil & Gas -- 8.5%
           199,000             Ascent Resources Utica Holdings LLC/ARU Finance
                               Corp., 10.0%, 4/1/22 (144A)                                        $     198,940
         1,406,000             Ensign Drilling, Inc., 9.25%, 4/15/24 (144A)                           1,314,610
           940,000             Extraction Oil & Gas, Inc., 7.375%, 5/15/24 (144A)                       615,700
         1,220,000             Great Western Petroleum LLC/Great Western Finance
                               Corp., 9.0%, 9/30/21 (144A)                                            1,061,400
         1,570,000             Gulfport Energy Corp., 6.0%, 10/15/24                                  1,135,660
         1,000,000             Gulfport Energy Corp., 6.375%, 5/15/25                                   710,000
         3,779,000             Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)                   3,405,824
           300,000             MEG Energy Corp., 6.5%, 1/15/25 (144A)                                   306,000
           294,000             MEG Energy Corp., 7.0%, 3/31/24 (144A)                                   283,710
         1,255,000             Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)                      1,289,513
         1,507,509(f)          Northern Oil & Gas, Inc., 8.5% (1.0% PIK or
                               8.5% cash), 5/15/23                                                    1,552,734
         2,175,000             Nostrum Oil & Gas Finance BV, 8.0%, 7/25/22 (144A)                     1,104,900
         1,122,000             Oasis Petroleum, Inc., 6.875%, 3/15/22                                 1,046,265
         1,350,000             PBF Holding Co. LLC/PBF Finance Corp.,
                               7.0%, 11/15/23                                                         1,392,198
           620,272(f)          PetroQuest Energy, Inc., 10.0% (10.0% PIK or
                               0.0% cash), 2/15/24                                                      502,420
           280,000             Rowan Cos., Inc., 4.875%, 6/1/22                                         210,000
         1,695,000             Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)                   1,440,750
         1,200,000             SM Energy Co., 5.0%, 1/15/24                                           1,077,000
         1,785,000             Transocean, Inc., 7.25%, 11/1/25 (144A)                                1,573,031
           320,000             Transocean, Inc., 7.5%, 1/15/26 (144A)                                   284,800
         2,015,000             Whiting Petroleum Corp., 5.75%, 3/15/21                                1,924,385
         1,125,000             Whiting Petroleum Corp., 6.625%, 1/15/26                                 759,375
           569,000             WPX Energy, Inc., 8.25%, 8/1/23                                          640,125
         1,000,000             YPF SA, 6.95%, 7/21/27 (144A)                                            763,450
ARS     15,750,000             YPF SA, 16.5%, 5/9/22 (144A)                                             109,389
                                                                                                  -------------
                               Total Oil & Gas                                                    $  24,702,179
---------------------------------------------------------------------------------------------------------------
                               Oil & Gas Services -- 3.2%
           690,000             Archrock Partners LP/Archrock Partners Finance
                               Corp., 6.0%, 10/1/22                                               $     697,762
         2,583,000             Archrock Partners LP/Archrock Partners Finance Corp.,
                               6.875%, 4/1/27 (144A)                                                  2,741,105

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Trust | Semiannual Report | 9/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                               Oil & Gas Services -- (continued)
         1,940,000             Exterran Energy Solutions LP/EES Finance Corp.,
                               8.125%, 5/1/25                                                     $   1,932,725
         2,568,000             FTS International, Inc., 6.25%, 5/1/22                                 2,092,920
         1,550,000             KCA Deutag UK Finance Plc, 9.625%, 4/1/23 (144A)                         972,625
           350,000             SESI LLC, 7.75%, 9/15/24                                                 197,750
           703,000             USA Compression Partners LP/USA Compression
                               Finance Corp., 6.875%, 9/1/27 (144A)                                     725,848
                                                                                                  -------------
                               Total Oil & Gas Services                                           $   9,360,735
---------------------------------------------------------------------------------------------------------------
                               Packaging & Containers -- 1.7%
EUR        400,000(f)          ARD Finance SA, 6.625% (7.375% PIK or
                               0.0% cash), 9/15/23                                                $     450,406
           400,000(f)          ARD Finance SA, 7.125% (7.875% PIK or
                               0.0% cash), 9/15/23                                                      412,000
         1,087,000             Ardagh Packaging Finance Plc/Ardagh Holdings USA,
                               Inc., 6.0%, 2/15/25 (144A)                                             1,136,567
         1,770,000             Intertape Polymer Group, Inc., 7.0%, 10/15/26 (144A)                   1,845,225
         1,035,000             Reynolds Group Issuer, Inc./Reynolds Group Issuer
                               LLC/Reynolds Group Issuer Lu, 7.0%,
                               7/15/24 (144A)                                                         1,072,519
                                                                                                  -------------
                               Total Packaging & Containers                                       $   4,916,717
---------------------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- 3.6%
         1,005,000             Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)                 $   1,127,912
EUR        575,000             Bausch Health Cos., Inc., 4.5%, 5/15/23                                  632,979
EUR      1,265,000             Bausch Health Cos., Inc., 4.5%, 5/15/23 (144A)                         1,392,554
         1,210,000             Bausch Health Cos., Inc., 5.875%, 5/15/23 (144A)                       1,225,125
           920,000             Bausch Health Cos., Inc., 7.0%, 3/15/24 (144A)                           966,883
           535,000             Bausch Health Cos., Inc., 7.0%, 1/15/28 (144A)                           576,248
           535,000             Bausch Health Cos., Inc., 7.25%, 5/30/29 (144A)                          584,380
         1,387,000             Endo, Dac/Endo Finance LLC/Endo Finco, Inc., 6.0%,
                               7/15/23 (144A)                                                           850,717
         2,540,000             Endo, Dac/Endo Finance LLC/Endo Finco, Inc., 6.0%,
                               2/1/25 (144A)                                                          1,498,600
         2,080,000             Teva Pharmaceutical Finance Netherlands III BV, 2.8%,
                               7/21/23                                                                1,679,600
                                                                                                  -------------
                               Total Pharmaceuticals                                              $  10,534,998
---------------------------------------------------------------------------------------------------------------
                               Pipelines -- 8.8%
         2,975,000             American Midstream Partners LP/American Midstream
                               Finance Corp., 9.5%, 12/15/21 (144A)                               $   2,796,500
           960,000             Blue Racer Midstream LLC/Blue Racer Finance Corp.,
                               6.125%, 11/15/22 (144A)                                                  965,088
           645,000             Blue Racer Midstream LLC/Blue Racer Finance Corp.,
                               6.625%, 7/15/26 (144A)                                                   636,937
           250,000             Cheniere Corpus Christi Holdings LLC, 7.0%, 6/30/24                      287,325

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 23

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                               Pipelines -- (continued)
           875,000             Crestwood Midstream Partners LP/Crestwood
                               Midstream Finance Corp., 6.25%, 4/1/23                             $     897,969
           910,000             DCP Midstream Operating LP, 5.6%, 4/1/44                                 850,850
         1,210,000             Delek Logistics Partners LP/Delek Logistics Finance
                               Corp., 6.75%, 5/15/25                                                  1,197,900
         1,524,000(d)          Energy Transfer Operating LP, 5.271% (3 Month USD
                               LIBOR + 302 bps),11/1/66                                               1,143,152
           248,000             EnLink Midstream Partners LP, 5.05%, 4/1/45                              198,400
           717,000             EnLink Midstream Partners LP, 5.6%, 4/1/44                               586,148
           766,000             Genesis Energy LP/Genesis Energy Finance Corp.,
                               6.5%, 10/1/25                                                            746,850
         2,500,000             Genesis Energy LP/Genesis Energy Finance Corp.,
                               6.75%, 8/1/22                                                          2,536,500
         2,175,000             Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23                    2,240,250
           421,000             Global Partners LP/GLP Finance Corp., 7.0%,
                               8/1/27 (144A)                                                            433,630
         1,240,000             Hess Infrastructure Partners LP/Hess Infrastructure
                               Partners Finance Corp., 5.625%, 2/15/26 (144A)                         1,295,800
         1,850,000             ONEOK, Inc., 6.875%, 9/30/28                                           2,299,028
         1,885,000             PBF Logistics LP/PBF Logistics Finance Corp., 6.875%,
                               5/15/23                                                                1,932,125
         1,000,000             Targa Resources Partners LP/Targa Resources Partners
                               Finance Corp., 5.0%, 1/15/28                                           1,011,300
         3,040,000             Williams Cos., Inc., 5.75%, 6/24/44                                    3,508,155
                                                                                                  -------------
                               Total Pipelines                                                    $  25,563,907
---------------------------------------------------------------------------------------------------------------
                               REITs -- 1.5%
         1,363,000             MPT Operating Partnership LP/MPT Finance Corp.,
                               4.625%, 8/1/29                                                     $   1,403,890
         3,001,000             Uniti Group LP/Uniti Group Finance, Inc./CSL Capital
                               LLC, 6.0%, 4/15/23 (144A)                                              2,899,716
                                                                                                  -------------
                               Total REITs                                                        $   4,303,606
---------------------------------------------------------------------------------------------------------------
                               Retail -- 3.3%
         1,240,000             AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)                $   1,153,200
         1,385,000             Asbury Automotive Group, Inc., 6.0%, 12/15/24                          1,433,475
         1,045,000             Golden Nugget, Inc., 6.75%, 10/15/24 (144A)                            1,063,287
         1,890,000             Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                             1,970,325
         1,000,000             JC Penney Corp., Inc., 5.875%, 7/1/23 (144A)                             860,000
         2,859,000             Michaels Stores, Inc., 8.0%, 7/15/27 (144A)                            2,862,574
           747,000             Neiman Marcus Group, Ltd. LLC/Neiman Marcus Group
                               LLC/Mariposa Borrower/NMG, 8.0%, 10/25/24 (144A)                         216,630
                                                                                                  -------------
                               Total Retail                                                       $   9,559,491
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Trust | Semiannual Report | 9/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                               Semiconductors -- 0.1%
           425,000             Micron Technology, Inc., 5.5%, 2/1/25                              $     436,754
                                                                                                  -------------
                               Total Semiconductors                                               $     436,754
---------------------------------------------------------------------------------------------------------------
                               Software -- 0.5%
           285,000             j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.0%,
                               7/15/25 (144A)                                                     $     300,917
         1,219,000             Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                       1,121,358
                                                                                                  -------------
                               Total Software                                                     $   1,422,275
---------------------------------------------------------------------------------------------------------------
                               Telecommunications -- 7.3%
         1,150,000             Altice France SA, 6.25%, 5/15/24 (144A)                            $   1,186,800
         3,500,000             CenturyLink, Inc., 5.625%, 4/1/25                                      3,631,250
           600,000             Cincinnati Bell, Inc., 7.0%, 7/15/24 (144A)                              555,000
         1,075,000             Cincinnati Bell, Inc., 8.0%, 10/15/25 (144A)                             940,625
           645,000             CommScope Technologies LLC, 6.0%, 6/15/25 (144A)                         583,725
           527,000             Digicel Group One, Ltd., 8.25%, 12/30/22 (144A)                          310,930
           498,000             Digicel Group Two, Ltd., 8.25%, 9/30/22 (144A)                           102,090
         2,890,000             Frontier Communications Corp., 7.125%, 1/15/23                         1,278,825
         4,480,000             Frontier Communications Corp., 11.0%, 9/15/25                          2,049,600
         2,000,000             Hughes Satellite Systems Corp., 6.625%, 8/1/26                         2,170,920
         3,080,000             Sprint Corp., 7.125%, 6/15/24                                          3,319,624
         2,150,000             Sprint Corp., 7.25%, 9/15/21                                           2,294,265
            41,000             Sprint Corp., 7.625%, 3/1/26                                              45,254
           385,000             Telesat Canada/Telesat LLC, 6.5%, 10/15/27 (144A)                        391,256
         2,410,000(h)          Windstream Services LLC/Windstream Finance Corp.,
                               8.625%, 10/31/25 (144A)                                                2,452,175
                                                                                                  -------------
                               Total Telecommunications                                           $  21,312,339
---------------------------------------------------------------------------------------------------------------
                               Transportation -- 0.4%
         1,025,000             Navios South American Logistics, Inc./Navios Logistics
                               Finance US, Inc., 7.25%, 5/1/22 (144A)                             $     996,813
         2,000,000(h)          syncreon Group BV/syncreon Global Finance US, Inc.,
                               8.625%, 11/1/21 (144A)                                                   100,000
                                                                                                  -------------
                               Total Transportation                                               $   1,096,813
---------------------------------------------------------------------------------------------------------------
                               Trucking & Leasing -- 0.1%
           280,000             Fly Leasing, Ltd., 6.375%, 10/15/21                                $     284,900
                                                                                                  -------------
                               Total Trucking & Leasing                                           $     284,900
---------------------------------------------------------------------------------------------------------------
                               TOTAL CORPORATE BONDS
                               (Cost $333,608,008)                                                $ 341,002,930
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 25

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                               FOREIGN GOVERNMENT BONDS -- 1.8%
                               of Net Assets
                               Argentina -- 0.4%
         2,055,000             Provincia del Chubut Argentina, 7.75%, 7/26/26 (144A)              $   1,191,900
                                                                                                  -------------
                               Total Argentina                                                    $   1,191,900
---------------------------------------------------------------------------------------------------------------
                               Bahrain -- 0.4%
         1,055,000             Bahrain Government International Bond, 5.625%,
                               9/30/31 (144A)                                                     $   1,064,181
                                                                                                  -------------
                               Total Bahrain                                                      $   1,064,181
---------------------------------------------------------------------------------------------------------------
                               Mexico -- 0.7%
MXN     38,420,700             Mexican Bonos, 8.0%, 12/7/23                                       $   2,038,440
                                                                                                  -------------
                               Total Mexico                                                       $   2,038,440
---------------------------------------------------------------------------------------------------------------
                               Russia -- 0.3%
           777,200(g)          Russian Government International Bond, 7.5%, 3/31/30               $     884,492
                                                                                                  -------------
                               Total Russia                                                       $     884,492
---------------------------------------------------------------------------------------------------------------
                               TOTAL FOREIGN GOVERNMENT BONDS
                               (Cost $5,730,945)                                                  $   5,179,013
---------------------------------------------------------------------------------------------------------------
                               INSURANCE-LINKED SECURITIES -- 3.5%
                               of Net Assets(i)
                               Catastrophe Linked Bonds -- 0.4%
                               Earthquakes -- California -- 0.1%
           500,000(d)          Ursa Re, 7.81% (3 Month U.S. Treasury Bill +
                               600 bps), 5/27/20 (144A)                                           $     496,600
---------------------------------------------------------------------------------------------------------------
                               Flood -- U.S. -- 0.1%
           250,000(d)          FloodSmart Re, 13.06% (3 Month U.S. Treasury Bill +
                               1,125 bps), 8/6/21 (144A)                                          $     249,750
---------------------------------------------------------------------------------------------------------------
                               Multiperil -- U.S. -- 0.2%
           250,000(d)          Kilimanjaro Re, 8.565% (3 Month U.S. Treasury Bill +
                               675 bps), 12/6/19 (144A)                                           $     248,775
           250,000(d)          Kilimanjaro Re, 11.065% (3 Month U.S. Treasury Bill +
                               925 bps), 12/6/19 (144A)                                                 248,675
                                                                                                  -------------
                                                                                                  $     497,450
                                                                                                  -------------
                               Total Catastrophe Linked Bonds                                     $   1,243,800
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)
---------------------------------------------------------------------------------------------------------------
                               Collateralized Reinsurance -- 0.8%
                               Multiperil -- U.S. -- 0.2%
           500,000+(a)(j)      Dingle Re 2019, 2/1/20                                             $     501,150
---------------------------------------------------------------------------------------------------------------
                               Multiperil -- U.S. Regional -- 0.1%
           250,000+(a)(j)      Ocean View Re 2019, 6/30/20                                        $     244,548
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Trust | Semiannual Report | 9/30/19

---------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                               Multiperil -- Worldwide -- 0.5%
           500,000+(a)(j)      Cypress Re 2017, 1/10/20                                           $       9,100
           324,897+(j)         Gloucester Re 2018, 1/15/20                                              141,330
           125,000+(a)(j)      Gloucester Re 2019, 1/31/20                                              123,682
           307,363+(j)         Kilarney Re 2018, 4/15/20                                                155,157
            12,000+(j)         Limestone Re 2016-1, 8/31/21                                              14,540
            12,000+(j)         Limestone Re 2016-1, 8/31/21                                              14,540
           485,000+(a)(j)      Limestone Re 2019-2, 3/1/23 (144A)                                       497,222
           277,770+(j)         Oyster Bay Re 2018, 1/15/20                                              252,104
           400,000+(a)(j)      Resilience Re, 4/6/20                                                         40
           300,000+(a)(j)      Wentworth Re 2019-1, 12/31/22                                            294,133
                                                                                                  -------------
                                                                                                  $   1,501,848
                                                                                                  -------------
                               Total Collateralized Reinsurance                                   $   2,247,546
---------------------------------------------------------------------------------------------------------------
                               Reinsurance Sidecars -- 2.3%
                               Multiperil -- U.S. -- 0.4%
           700,000+(a)(j)      Carnoustie Re 2015, 7/31/20                                        $       2,240
           700,000+(a)(j)      Carnoustie Re 2016, 11/30/20                                              18,900
         1,000,000+(a)(j)      Carnoustie Re 2017, 11/30/21                                             254,200
           500,000+(a)(k)      Harambee Re 2018, 12/31/21                                                57,500
           600,000+(a)(k)      Harambee Re 2019, 12/31/22                                               636,300
           250,001+(a)(j)      Sector Re V, Series 7, Class G, 3/1/22 (144A)                            208,783
                                                                                                  -------------
                                                                                                  $   1,177,923
---------------------------------------------------------------------------------------------------------------
                               Multiperil -- Worldwide -- 1.9%
           250,000+(a)(j)      Alturas Re 2019-2, 3/10/22                                         $     267,350
           250,000+(a)(j)      Alturas Re 2019-3, 9/12/23                                               265,125
           500,000+(a)(j)      Arlington Re 2015, 2/1/20                                                 24,300
         1,167,977+(j)         Berwick Re 2018-1, 12/31/21                                              186,526
           834,446+(a)(j)      Berwick Re 2019-1, 12/31/22                                              896,993
            15,000+(a)(j)      Limestone Re 2018, 3/1/22                                                 60,957
           500,000+(a)(k)      Lorenz Re 2018, 7/1/21                                                   104,950
           499,318+(a)(k)      Lorenz Re 2019, 6/30/22                                                  531,374
           500,000+(a)(j)      Merion Re 2018-2, 12/31/21                                               523,434
         1,000,000+(j)         Pangaea Re 2015-1, 2/1/20                                                  1,308
         1,000,000+(j)         Pangaea Re 2015-2, 11/30/19                                                1,491
         1,200,000+(j)         Pangaea Re 2016-1, 11/30/20                                                3,292
         1,000,000+(j)         Pangaea Re 2016-2, 11/30/20                                                2,976
           500,000+(a)(j)      Pangaea Re 2017-1, 11/30/21                                                8,050
           500,000+(a)(j)      Pangaea Re 2018-1, 12/31/21                                               29,400
         1,000,000+(a)(j)      Pangaea Re 2018-3, 7/1/22                                                 49,600
           409,624+(a)(j)      Pangaea Re 2019-1, 2/1/23                                                428,970
           735,313+(a)(j)      Pangaea Re 2019-3, 7/1/23                                                766,129
           500,000+(a)(j)      Sector Re V, Series 8, Class C, 12/1/23 (144A)                           539,944

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 27

---------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                               Multiperil -- Worldwide -- (continued)
           500,000+(a)(j)      St. Andrews Re 2017-1, 2/1/20                                      $      33,900
         1,000,000+(j)         Versutus Re 2017, 11/30/21                                                12,900
           500,000+(a)(j)      Versutus Re 2018, 12/31/21                                                    --
           441,274+(a)(j)      Versutus Re 2019-A, 12/31/21                                             491,138
            58,727+(a)(j)      Versutus Re 2019-B, 12/31/21                                              65,363
           253,645+(j)         Woburn Re 2018, 12/31/21                                                 107,799
           244,914+(a)(j)      Woburn Re 2019, 12/31/22                                                 261,928
                                                                                                  -------------
                                                                                                  $   5,665,197
                                                                                                  -------------
                               Total Reinsurance Sidecars                                         $   6,843,120
---------------------------------------------------------------------------------------------------------------
                               TOTAL INSURANCE-LINKED SECURITIES
                               (Cost $10,563,189)                                                 $  10,334,466
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
---------------------------------------------------------------------------------------------------------------
                               SENIOR SECURED FLOATING RATE LOAN
                               INTERESTS -- 4.9% of Net Assets*(d)
                               Automobile -- 0.2%
           703,469             CWGS Group LLC (aka Camping World, Inc.), Term
                               Loan, 4.85% (LIBOR + 275 bps), 11/8/23                             $     602,345
                                                                                                  -------------
                               Total Automobile                                                   $     602,345
---------------------------------------------------------------------------------------------------------------
                               Diversified & Conglomerate Manufacturing -- 0.2%
           500,000             STG-Fairway Acquisitions, Inc. (aka First Advantage),
                               First Lien Term Loan, 7.294% (LIBOR +
                               525 bps), 6/30/22                                                  $     500,834
                                                                                                  -------------
                               Total Diversified & Conglomerate Manufacturing                     $     500,834
---------------------------------------------------------------------------------------------------------------
                               Diversified & Conglomerate Service -- 0.9%
           500,000             Albany Molecular Research, Inc., Second Lien Initial
                               Term Loan, 9.044% (LIBOR + 700 bps), 8/30/25                       $     497,500
         1,100,000             DynCorp International, Inc., Term Loan, 8.028%
                               (LIBOR + 600 bps), 8/18/25                                             1,078,000
           956,719             Trico Group LLC, First Lien Tranche Term B-2 Loan,
                               9.104% (LIBOR + 700 bps), 2/2/24                                         943,564
                                                                                                  -------------
                               Total Diversified & Conglomerate Service                           $   2,519,064
---------------------------------------------------------------------------------------------------------------
                               Electronics -- 0.1%
           194,472             nThrive, Inc. (fka Precyse Acquisition Corp.), Additional
                               Term B-2 Loan, 6.544% (LIBOR + 450 bps), 10/20/22                  $     177,618
                                                                                                  -------------
                               Total Electronics                                                  $     177,618
---------------------------------------------------------------------------------------------------------------
                               Healthcare, Education & Childcare -- 1.0%
         2,868,375             Regionalcare Hospital Partners Holdings, Inc., First Lien
                               Term B Loan, 6.554% (LIBOR + 450 bps), 11/16/25                    $   2,874,200
                                                                                                  -------------
                               Total Healthcare, Education & Childcare                            $   2,874,200
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Trust | Semiannual Report | 9/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
---------------------------------------------------------------------------------------------------------------
                               Machinery -- 0.1%
           370,573             Blount International, Inc., New Refinancing Term Loan,
                               5.946% (LIBOR + 375 bps), 4/12/23                                  $     371,727
                                                                                                  -------------
                               Total Machinery                                                    $     371,727
---------------------------------------------------------------------------------------------------------------
                               Metals & Mining -- 0.5%
         1,580,000             Aleris International, Inc., Initial Term Loan, 6.794%
                               (LIBOR + 475 bps), 2/27/23                                         $   1,583,950
                                                                                                  -------------
                               Total Metals & Mining                                              $   1,583,950
---------------------------------------------------------------------------------------------------------------
                               Oil & Gas -- 0.5%
           922,116             Encino Acquisition Partners Holdings LLC, Second Lien
                               Initial Term Loan, 8.794% (LIBOR +
                               675 bps), 10/29/25                                                 $     576,323
           889,625             Summit Midstream Partners Holdings LLC, Term Loan
                               Credit Facility, 8.044% (LIBOR + 600 bps), 5/13/22                       872,667
                                                                                                  -------------
                               Total Oil & Gas                                                    $   1,448,990
---------------------------------------------------------------------------------------------------------------
                               Personal, Food & Miscellaneous Services -- 0.6%
         1,000,000             Option Care Health, Inc., Term B Loan, 6.544% (LIBOR +
                               450 bps), 8/6/26                                                   $   1,001,250
         1,097,286             Revlon Consumer Products Corp., Initial Term B Loan,
                               5.624% (LIBOR + 350 bps), 9/7/23                                         844,568
                                                                                                  -------------
                               Total Personal, Food & Miscellaneous Services                      $   1,845,818
---------------------------------------------------------------------------------------------------------------
                               Retail -- 0.1%
           522,211             Neiman Marcus Group, Ltd. LLC, Cash Pay Extended
                               Term Loan, 8.057% (LIBOR + 600 bps), 10/25/23                      $     402,755
                                                                                                  -------------
                               Total Retail                                                       $     402,755
---------------------------------------------------------------------------------------------------------------
                               Telecommunications -- 0.7%
         2,000,000             Commscope, Inc., Initial Term Loan, 5.294% (LIBOR +
                               325 bps), 4/6/26                                                   $   1,996,650
                                                                                                  -------------
                               Total Telecommunications                                           $   1,996,650
---------------------------------------------------------------------------------------------------------------
                               TOTAL SENIOR SECURED FLOATING RATE
                               LOAN INTERESTS
                               (Cost $15,002,163)                                                 $  14,323,951
---------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATION --
                               3.2% of Net Assets
         9,200,000(l)          U.S. Treasury Bills, 10/15/19                                      $   9,193,936
---------------------------------------------------------------------------------------------------------------
                               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                               (Cost $9,192,826)                                                  $   9,193,936
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 29

---------------------------------------------------------------------------------------------------------------
Shares                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                               RIGHTS/WARRANTS -- 0.0%+ of Net Assets
                               Construction & Engineering -- 0.0%+
           499,469(a)(m)       Abengoa Abenewco 2 SAU, 4/26/24 (144A)                             $      31,216
           499,469(a)(m)       Abengoa Abenewco 2 SAU, 4/26/24 (144A)                                    31,217
                                                                                                  -------------
                               Total Construction & Engineering                                   $      62,433
---------------------------------------------------------------------------------------------------------------
                               Health Care Providers & Services -- 0.0%+
         1,819,798(n)          ANR, Inc., 3/31/23                                                 $      19,290
                                                                                                  -------------
                               Total Health Care Providers & Services                             $      19,290
---------------------------------------------------------------------------------------------------------------
                               Oil, Gas & Consumable Fuels -- 0.0%+
             6,606(a)(o)       Amplify Energy Corp., 4/21/20                                      $          --
               354(a)(p)       Contura Energy, Inc., 7/26/23                                              2,478
                                                                                                  -------------
                               Total Oil, Gas & Consumable Fuels                                  $       2,478
---------------------------------------------------------------------------------------------------------------
                               TOTAL RIGHTS/WARRANTS
                               (Cost $853,872)                                                    $      84,201
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
Number of                                                           Strike      Expiration
Contracts            Description       Counterparty   Notional      Price       Date
---------------------------------------------------------------------------------------------------------------
                               OVER THE COUNTER (OTC) CURRENCY PUT
                               OPTION PURCHASED -- 0.0%+
         3,710,000   Put EUR           Bank of        EUR 39,386    EUR 1.10    4/29/20           $      60,614
                     Call USD          America NA
---------------------------------------------------------------------------------------------------------------
                               TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
                               OPTION PURCHASED
                               (Premiums paid $39,386)                                            $      60,614
---------------------------------------------------------------------------------------------------------------
                               TOTAL OPTIONS PURCHASED
                               (Premiums paid $39,386)                                            $      60,614
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
---------------------------------------------------------------------------------------------------------------
                               TEMPORARY CASH INVESTMENTS -- 2.0%
                               of Net Assets
                               REPURCHASE AGREEMENTS -- 2.0%
         2,580,000             $2,580,000 Royal Bank of Canada, 2.33%, dated
                               9/30/19 plus accrued interest on 10/1/19
                               collateralized by the following:
                               $555,972 Freddie Mac Giant, 3.0%, 3/1/47
                               $1,301,135 Federal National Mortgage
                               Association, 3.5%, 8/1/45
                               $774,664 Government National Mortgage
                               Association, 4.0%, 4/20/44                                         $   2,580,000
         1,290,000             $1,290,000 ScotiaBank, 2.35%, dated 9/30/19
                               plus accrued interest on 10/1/19, collateralized by
                               $1,315,987 U.S. Treasury Notes, 2.375%, 2/29/24                        1,290,000

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Trust | Semiannual Report | 9/30/19

----------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                           Value
----------------------------------------------------------------------------------------------------------------
                               REPURCHASE AGREEMENTS -- (continued)
         2,000,000             $2,000,000 TD Securities USA LLC, 2.3%, dated
                               9/30/19 plus accrued interest on 10/1/19,
                               collateralized by $2,040,140 U.S. Treasury Notes,
                               2.125% - 2.5%, 1/15/29 - 2/15/40                                   $   2,000,000
                                                                                                  --------------
                                                                                                  $   5,870,000
----------------------------------------------------------------------------------------------------------------
                               TOTAL TEMPORARY CASH INVESTMENTS
                               (Cost $5,870,000)                                                  $   5,870,000
----------------------------------------------------------------------------------------------------------------
                               TOTAL INVESTMENTS IN UNAFFILIATED
                               ISSUERS -- 142.3%
                               (Cost $407,262,673)(q)                                             $ 415,134,547
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Number of                                                           Strike      Expiration
Contracts            Description       Counterparty   Notional      Price       Date
----------------------------------------------------------------------------------------------------------------
                               OVER THE COUNTER (OTC) CURRENCY CALL
                               OPTION WRITTEN -- (0.0)%+
        (3,710,000)  Call EUR          Bank of        EUR 39,386    EUR 1.21    4/29/20           $      (4,084)
                     Put USD           America NA
----------------------------------------------------------------------------------------------------------------
                               TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
                               OPTION WRITTEN
                               (Premiums received $(39,386))                                      $      (4,084)
----------------------------------------------------------------------------------------------------------------
                               OTHER ASSETS AND LIABILITIES -- (42.3)%                            $(123,379,121)
----------------------------------------------------------------------------------------------------------------
                               NET ASSETS -- 100.0%                                               $ 291,751,342
================================================================================================================

bps          Basis Points.

CMT          Constant Maturity Treasury Index.

FREMF        Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

LIBOR        London Interbank Offered Rate.

REIT         Real Estate Investment Trust.

(A.D.R.)     American Depositary Receipts.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2019, the value of these securities amounted to $234,571,762, or 80.4% of net assets.

+            Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2019.

+ Security that used significant unobservable inputs to determine its value.

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 31

^ Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(a)          Non-income producing security.

(b)          Security is perpetual in nature and has no stated maturity date.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread is shown at September 30, 2019.

(d) Floating rate note. Coupon rate, reference index and spread shown at September 30, 2019.

(e)          Security is priced as a unit.

(f) Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.

(g) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at September 30, 2019.

(h)          Security is in default.

(i)          Securities are restricted as to resale.

(j)          Issued as participation notes.

(k)          Issued as preference shares.

(l) Security issued with a zero coupon. Income is recognized through accretion of discount.

(m) Abengoa Abenewco 2 SAU warrants are exercisable into 499,469 shares.

(n)          ANR warrants are exercisable into 1,819,798 shares.

(o)          Amplify Energy warrants are exercisable into 6,606 shares.

(p)          Contura Energy warrants are exercisable into 354 shares.

(q) Distributions of investments by country of issue, as a percentage of long-term holdings based on country of domicile, is as follows:

             United States                                                 79.2%
             Canada                                                         4.4
             Luxembourg                                                     2.8
             Bermuda                                                        2.5
             Netherlands                                                    2.0
             United Kingdom                                                 2.0
             Mexico                                                         1.4
             Other (individually less than 1%)                              5.7
                                                                          -----
                                                                          100.0%
                                                                          =====

FORWARD FOREIGN CURRENCY CONTRACTS

---------------------------------------------------------------------------------------------------------
             In                                                                            Unrealized
Currency     Exchange         Currency                                       Settlement    Appreciation
Purchased    for              Sold        Deliver        Counterparty        Date          (Depreciation)
---------------------------------------------------------------------------------------------------------
NOK              7,293,701    EUR           (732,491)    HSBC Bank
                                                         USA NA              11/29/19      $    232
EUR              5,687,124    USD         (6,253,072)    State Street
                                                         Bank & Trust Co.    11/27/19       (27,272)
IDR          8,956,970,000    USD           (632,934)    State Street
                                                         Bank & Trust Co.    10/25/19        (3,607)
USD              2,373,757    EUR         (2,135,000)    State Street
                                                         Bank & Trust Co.    11/27/19        36,533
---------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                   $  5,886
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Trust | Semiannual Report | 9/30/19

SWAP CONTRACTS
CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

----------------------------------------------------------------------------------------------------------------------------
                                 Annual
Notional        Pay/             Fixed      Pay/          Floating     Expiration    Premiums    Unrealized        Market
Amount ($)      Receive(1)       Rate       Receive(2)    Rate         Date          Paid        (Depreciation)    Value
----------------------------------------------------------------------------------------------------------------------------
22,500,000      Pay              1.59%      Receive       3 Month      11/9/20       $101        $(18,786)         $(18,685)
                                                          USD LIBOR
----------------------------------------------------------------------------------------------------------------------------
TOTAL CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT                                  $101        $(18,786)         $(18,685)
============================================================================================================================

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

---------------------------------------------------------------------------------------------------------------------------------
                                  Reference                     Annual                                Unrealized
Notional                          Obligation/     Pay/          Fixed     Expiration    Premiums      Appreciation     Market
Amount ($)(3)    Counterparty     Index           Receive(2)    Rate      Date          (Received)    (Depreciation)   Value
---------------------------------------------------------------------------------------------------------------------------------
 515,000         Goldman Sachs    Chesapeake      Receive       5.00%     6/20/22       $ (57,938)    $  (1,630)       $ (59,568)
                 International    Energy Corp.
 310,000         Goldman Sachs    Chesapeake      Receive       5.00%     6/20/22         (37,975)        2,118          (35,857)
                 International    Energy Corp.
 485,000         Goldman Sachs    Chesapeake      Receive       5.00%     6/20/22         (59,412)        3,313          (56,099)
                 International    Energy Corp.
1,020,000        Citibank NA      JC Penney       Receive       5.00%     12/20/20       (132,600)     (110,334)        (242,934)
                                  Corp., Inc.
---------------------------------------------------------------------------------------------------------------------------------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT
SWAP CONTRACTS -- SELL PROTECTION                                                       $(287,925)    $(106,533)       $(394,458)
=================================================================================================================================
TOTAL SWAP CONTRACTS                                                                    $(287,824)    $(125,319)       $(413,143)
=================================================================================================================================

(1)   Pays quarterly.

(2)   Receives quarterly.

(3) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

      ARS - Argentine Peso
      EUR - Euro
      IDR - Indonesian Rupiah
      MXN - Mexican Peso
      NOK - Norwegian Krone

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2019, aggregated $56,539,249 and $60,484,320, respectively.

The Trust is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Trust's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended September 30, 2019, the Trust did not engage in any cross trade activity.

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 33

At September 30, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $407,140,195 was as follows:

   Aggregate gross unrealized appreciation for all investments in which
    there is an excess of value over tax cost                                 $ 31,213,555
   Aggregate gross unrealized depreciation for all investments in which
    there is an excess of tax cost over value                                  (23,630,544)
                                                                              ------------
   Net unrealized appreciation                                                $  7,583,011
                                                                              ============

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of September 30, 2019, in valuing the Trust's investments:

-----------------------------------------------------------------------------------------------------
                                        Level 1        Level 2          Level 3         Total
-----------------------------------------------------------------------------------------------------
Common Stocks
  Health Care Technology                $       --     $         --     $     2,446     $      2,446
  Oil, Gas &
     Consumable Fuels                           --          254,188              --          254,188
  Specialty Retail                              --               --          81,206           81,206
  All Other Common Stocks                  145,579               --              --          145,579
Convertible Preferred Stock              2,435,984               --              --        2,435,984
Preferred Stocks
  Chemicals                                     --           10,622              --           10,622
  Diversified Financial
     Services                                   --        3,120,000              --        3,120,000
  All Other Preferred Stocks             3,620,908               --              --        3,620,908
Asset Backed Securities                         --          715,899              --          715,899
Collateralized Mortgage
  Obligations                                   --        5,969,861              --        5,969,861
Commercial Mortgage-Backed
  Securities                                    --        2,069,376              --        2,069,376
Convertible Corporate Bonds                     --       10,659,367              --       10,659,367
Corporate Bonds
  Diversified Financial
     Services                                   --       12,327,138       4,483,628       16,810,766
  All Other Corporate Bonds                     --      324,192,164              --      324,192,164
Foreign Government Bonds                        --        5,179,013              --        5,179,013
Insurance-Linked Securities
  Collateralized Reinsurance
     Multiperil - U.S.                          --               --         501,150          501,150
     Multiperil - U.S. Regional                 --               --         244,548          244,548
     Multiperil - Worldwide                     --               --       1,501,848        1,501,848
  Reinsurance Sidecars
     Multiperil - U.S.                          --               --       1,177,923        1,177,923
     Multiperil - Worldwide                     --               --       5,665,197        5,665,197
  All Other Insurance-Linked
     Securities                                 --        1,243,800              --        1,243,800

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Trust | Semiannual Report | 9/30/19

-----------------------------------------------------------------------------------------------------
                                        Level 1        Level 2          Level 3         Total
-----------------------------------------------------------------------------------------------------
Senior Secured Floating Rate
  Loan Interests                                --       14,323,951              --       14,323,951
U.S. Government and
  Agency Obligation                             --        9,193,936              --        9,193,936
Rights/Warrants                                 --           84,201              --           84,201
Over The Counter (OTC)
  Currency Put Option
  Purchased                                     --           60,614              --           60,614
Repurchase Agreements                           --        5,870,000              --        5,870,000
-----------------------------------------------------------------------------------------------------
Total Investments
  in Securities                         $6,202,471     $395,274,130     $13,657,946     $415,134,547
-----------------------------------------------------------------------------------------------------
Other Financial Instruments
  Over The Counter (OTC)
     Currency Call
     Option Written                     $       --     $     (4,084)    $        --     $     (4,084)
  Net unrealized
     appreciation on
     forward foreign
     currency contracts                         --            5,886              --            5,886
  Swap contracts, at value                      --         (413,143)             --         (413,143)
-----------------------------------------------------------------------------------------------------
Total Other
  Financial Instruments                 $       --     $   (411,341)    $        --     $   (411,341)
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 35

------------------------------------------------------------------------------------------------------------------------------------
                                              Change in
                  Balance           Realized  unrealized                                 Accrued    Transfers Transfers  Balance
                  as of             gain      appreciation                               discounts/ into      out of     as of
                  3/31/19           (loss)(1) (depreciation)(2) Purchases  Sales         premiums   Level 3*  Level 3*   9/30/19
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks
 Health Care
  Technology      $     2,446       $     --  $       --        $       -- $        --   $   --     $ --      $      --  $     2,446
 Oil, Gas &
  Consumable
  Fuels               209,703             --          --                --          --       --       --       (209,703)          --
 Specialty Retail     141,941             --     (29,469)               --     (31,266)      --       --             --       81,206
Preferred Stock
 Chemicals            106,220             --          --                --          --       --       --       (106,220)          --
Corporate Bonds
 Diversified
  Financials
  Services          3,948,626             --     534,526                --          --      476       --             --    4,483,628
Insurance-Linked
 Securities
 Collateralized
  Reinsurance
  Multiperil --
    U.S.                   --             --      45,204           455,946          --       --       --             --      501,150
  Multiperil --
    U.S. Regional          --             --       7,663           236,885          --       --       --             --      244,548
  Multiperil
    Worldwide       2,157,245             --     (17,940)          139,805    (777,262)      --       --             --    1,501,848
  Windstorm --
    U.S. Regional      18,300             --     (15,515)               --      (2,785)      --       --             --           --
 Industry Loss
  Warranties
  Multiperil --
    U.S.              497,554              12      (2,263)               --    (495,303)      --       --             --          --
 Reinsurance
  Sidecars
  Multiperil --
    U.S.            1,126,524             --      79,976           347,674    (376,251)      --       --             --    1,177,923
  Multiperil
    Worldwide       5,552,397(a)(b)  (62,329)    318,849         1,484,631  (1,628,351)      --       --             --    5,665,197
Senior Secured
 Floating Rate
 Loan Interest
 Insurance            808,213         (1,401)    427,262                --  (1,243,405)   9,331       --             --           --
Rights/Warrants
 Household
  Products                 --**           --+         --+               --          --**     --       --             --           --
 Oil, Gas &
  Consumable
  Fuels                    --**           --+         --+               --          --**     --       --             --           --
------------------------------------------------------------------------------------------------------------------------------------
Total             $14,569,169       $(63,718) $1,348,293        $2,664,941 $(4,554,623)  $9,807     $ --      $(315,923) $13,657,946
====================================================================================================================================

+     Amount rounds to less than $1.

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the six months ended September 30, 2019, securities valued at $315,923 were transferred from Level 3 to Level 2.

      The change in the level designation within the fair value hierarchy was due to valuing the securities using observable inputs. There were no other transfers between Levels 1, 2 and 3.

**    Securities valued at $0.

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Income Trust | Semiannual Report | 9/30/19

(a) Security valued at $522,038 was classified as Catastrophe Linked Bond on the March 31, 2019 financial statements.

(b) Security valued at $447,187 was classified as All Natural Peril -- Worldwide on the March 31, 2019 financial statements.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and
considered Level 3 at September 30, 2019:                                                      $880,510
                                                                                               --------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 37

Statement of Assets and Liabilities | 9/30/19 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $407,262,673)             $415,134,547
  Foreign currencies, at value (cost $177,212)                                       174,568
  Swaps collateral                                                                    86,930
  Swaps and forwards collateral                                                      300,000
  Due from broker for swaps                                                           15,326
  Variation margin for centrally cleared swap contracts                                6,233
  Net unrealized appreciation on forward foreign currency contracts                    5,886
  Receivables --
     Investment securities sold                                                    1,248,844
     Interest                                                                      7,344,166
  Other assets                                                                         5,279
---------------------------------------------------------------------------------------------
       Total assets                                                             $424,321,779
=============================================================================================
LIABILITIES:
  Payables --
     Credit agreement                                                           $125,000,000
     Investment securities purchased                                               5,196,958
     Trustees' fees                                                                    1,230
     Interest expense                                                                 10,095
     Due to custodian                                                              1,861,405
  Written options outstanding (net premiums received $(39,386))                        4,084
  Swap contracts, at value (net premiums received $(287,824))                        413,143
  Due to affiliates                                                                    7,629
  Accrued expenses                                                                    75,893
---------------------------------------------------------------------------------------------
       Total liabilities                                                        $132,570,437
=============================================================================================
NET ASSETS:
  Paid-in capital                                                               $371,735,184
  Distributable earnings (loss)                                                  (79,983,842)
---------------------------------------------------------------------------------------------
       Net assets                                                               $291,751,342
=============================================================================================
NET ASSET VALUE PER SHARE:
  No par value
     Based on $291,751,342/29,231,771 shares                                    $       9.98
=============================================================================================

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Income Trust | Semiannual Report | 9/30/19

Statement of Operations (unaudited)
For the Six Months Ended 9/30/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                   $14,858,820
  Dividends from unaffiliated issuers                                      443,608
-----------------------------------------------------------------------------------------------------
       Total investment income                                                           $15,302,428
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                      $ 1,249,254
  Administrative expense                                                    44,165
  Transfer agent fees                                                        5,975
  Distribution fees
  Shareowner communications expense                                          8,048
  Custodian fees                                                             3,372
  Professional fees                                                         42,765
  Printing expense                                                           9,608
  Pricing fees                                                              14,613
  Trustees' fees                                                             4,985
  Insurance expense                                                          3,000
  Interest expense                                                       2,200,300
  Miscellaneous                                                             14,328
-----------------------------------------------------------------------------------------------------
     Total expenses                                                                      $ 3,600,413
-----------------------------------------------------------------------------------------------------
       Net investment income                                                             $11,702,015
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                               $(2,908,241)
     Written options                                                       167,136
     Forward foreign currency contracts                                   (124,497)
     Swap contracts                                                        173,818
     Other assets and liabilities denominated
       in foreign currencies                                                88,191       $(2,603,593)
-----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                               $ 5,494,405
     Written options                                                      (130,683)
     Forward foreign currency contracts                                     18,371
     Swap contracts                                                       (448,073)
     Other assets and liabilities denominated
       in foreign currencies                                                 1,379       $ 4,935,399
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                 $ 2,331,806
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                   $14,033,821
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 39

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended               Year
                                                              9/30/19             Ended
                                                              (unaudited)         3/31/19
-----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                  $ 11,702,015        $ 23,465,391
Net realized gain (loss) on investments                         (2,603,593)        (13,604,561)
Change in net unrealized appreciation (depreciation)
  on investments                                                 4,935,399          (4,767,893)
-----------------------------------------------------------------------------------------------
     Net increase in net assets resulting
       from operations                                        $ 14,033,821        $  5,092,937
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
($0.41 and $0.79 per share, respectively)                     $(11,838,867)       $(22,946,940)
-----------------------------------------------------------------------------------------------
     Total distributions to shareowners                       $(11,838,867)       $(22,946,940)
-----------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                    $  2,194,954        $(17,854,003)
-----------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                           $289,556,388        $307,410,391
-----------------------------------------------------------------------------------------------
End of period                                                 $291,751,342        $289,556,388
===============================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Income Trust | Semiannual Report | 9/30/19

Statement of Cash Flows
For the Six Months Ended 9/30/19

Cash Flows From Operating Activities:
  Net increase in net assets resulting from operations                                          $  14,033,821
--------------------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
  Purchases of investment securities                                                            $(129,149,836)
  Proceeds from disposition and maturity of investment securities                                 135,046,681
  Net purchases of temporary cash investments                                                      (5,870,000)
  Net (accretion) and amortization of discount/premium on investment securities                    (1,049,186)
  Change in unrealized appreciation on investments in unaffiliated issuers                         (5,494,405)
  Change in unrealized depreciation on swap contracts                                                 448,073
  Change in unrealized appreciation on forward foreign currency contracts                             (18,371)
  Change in unrealized appreciation on other assets and liabilities denominated
     in foreign currency                                                                               (3,083)
  Change in unrealized depreciation on written options                                                130,683
  Net realized loss on investments                                                                  2,908,241
  Decrease in interest receivable                                                                     156,278
  Decrease in dividends receivable                                                                     60,809
  Decrease in other assets                                                                              3,844
  Decrease in due to affiliates                                                                          (128)
  Decrease in trustees' fees payable                                                                   (3,226)
  Decrease in accrued expenses payable                                                                (58,859)
  Decrease in interest expense payable                                                                (26,992)
  Decrease in premiums received on written options                                                     39,386
  Realized gains on written options                                                                  (167,136)
  Decrease in cash due to broker                                                                     (246,479)
  Increase in cash due to broker                                                                      (15,326)
  Decrease in variation margin for centrally cleared swap contracts                                    10,594
--------------------------------------------------------------------------------------------------------------
     Net cash, restricted cash and foreign currencies from operating activities                 $  10,735,383
--------------------------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
  Increase in due to custodian                                                                  $     265,333
  Distributions to shareowners                                                                    (11,838,867)
--------------------------------------------------------------------------------------------------------------
     Net cash, restricted cash and foreign currencies used in financing activities              $ (11,573,534)
--------------------------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
  Effect of foreign exchange fluctuations on cash                                               $       3,083
--------------------------------------------------------------------------------------------------------------
Cash, restricted cash and foreign currencies:
  Beginning of the period*                                                                      $   1,396,566
--------------------------------------------------------------------------------------------------------------
  End of the period*                                                                            $     561,498
--------------------------------------------------------------------------------------------------------------
Cash Flow Information:
  Cash paid for interest                                                                        $   2,227,292
==============================================================================================================

* The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within statement of financial position that sum to the total of the same such amounts shown in the Statement of Cash
      Flows:

--------------------------------------------------------------------------------------------------------------
                                                                        Six Months
                                                                        Ended
                                                                        9/30/19                 Year Ended
                                                                        (unaudited)             3/31/19
--------------------------------------------------------------------------------------------------------------
  Foreign currencies, at value                                          $174,568                $  846,625
  Swaps collateral                                                        86,930                   249,941
  Swaps and forwards collateral                                          300,000                   300,000
--------------------------------------------------------------------------------------------------------------
  Total cash, restricted cash and foreign currencies
    shown in the Statement of Cash Flows                                $561,498                $1,396,566
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 41

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended         Year       Year       Year         Year         Year
                                                           9/30/19       Ended      Ended      Ended        Ended        Ended
                                                           (unaudited)   3/31/19    3/31/18    3/31/17*     3/31/16*     3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                       $   9.91      $  10.52   $  10.70   $   9.34     $  11.89     $  14.19
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
  Net investment income                                    $   0.40      $   0.80   $   0.85   $   0.95     $   1.19     $   1.36
  Net realized and unrealized gain (loss) on investments       0.08         (0.62)     (0.25)      1.38        (2.40)       (2.05)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   0.48      $   0.18   $   0.60   $   2.33     $  (1.21)    $  (0.69)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
  Net investment income and previously undistributed net
    investment income                                      $  (0.41)     $  (0.79)  $  (0.78)  $  (0.97)**  $  (1.34)**  $  (1.61)**
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   0.07      $  (0.61)  $  (0.18)  $   1.36     $  (2.55)    $  (2.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $   9.98      $   9.91   $  10.52   $  10.70     $   9.34     $  11.89
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period                                $   9.22      $   8.95   $   9.39   $   9.87     $  10.04     $  12.87
====================================================================================================================================
Total return at net asset value (b)                            5.22%(c)      2.79%      6.38%     26.13%      (10.54)%      (7.38)%
Total return at market value (b)                               7.64%(c)      4.00%      2.94%      8.23%      (11.37)%     (20.28)%
Ratios to average net assets of common shareowners:
  Total expenses plus interest expense (d)(e)                  2.47%(f)      2.41%      2.14%      2.10%        1.67%        1.33%
  Net investment income available to shareowners               8.03%(f)      7.93%      7.88%      9.36%       11.23%       10.30%
Portfolio turnover rate                                          14%(c)        33%        29%        48%          24%          37%
Net assets, end of period (in thousands)                   $291,751      $289,556   $307,410   $312,757     $271,900     $344,349

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Income Trust | Semiannual Report | 9/30/19

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended         Year       Year       Year         Year         Year
                                                           9/30/19       Ended      Ended      Ended        Ended        Ended
                                                           (unaudited)   3/31/19    3/31/18    3/31/17*     3/31/16*     3/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Total amount of debt outstanding (in thousands)            $125,000      $125,000   $125,000   $125,000     $125,000     $151,000
Asset coverage per $1,000 of indebtedness (in thousands)   $  3,334      $  3,316   $  3,459   $  3,502     $  3,175     $  3,280
====================================================================================================================================

* The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.

** The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

(a) The per-share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(c)   Not annualized.

(d) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(e) Includes interest expense of 1.51% (annualized), 1.42%, 1.05%, 1.11%, 0.63% and 0.38%, respectively.

(f)   Annualized.

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 43

Notes to Financial Statements | 9/30/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Income Trust (the "Trust") was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to provide a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Trust's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Trust's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Trust's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques

44 Pioneer High Income Trust | Semiannual Report | 9/30/19 to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 45

      Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Trust's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices, and such differences could be material.

46 Pioneer High Income Trust | Semiannual Report | 9/30/19

      At September 30, 2019, five securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.12% of net assets. The value of these fair valued securities was $358,485.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 47

D.    Federal Income Taxes

      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2019, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2019 was as follows:

      --------------------------------------------------------------------------
                                                                           2019
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                               $22,946,940
      --------------------------------------------------------------------------
          Total                                                     $22,946,940
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2019:

      --------------------------------------------------------------------------
                                                                           2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $  3,565,711
      Capital loss carryforward                                     (87,927,943)
      Other book/tax temporary differences                             (659,691)
      Unrealized appreciation                                         2,843,127
      --------------------------------------------------------------------------
          Total                                                    $(82,178,796)
      ==========================================================================

      The difference between book basis and tax basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax

48 Pioneer High Income Trust | Semiannual Report | 9/30/19 differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.

E.    Risks

      The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Trust.

      At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Trust's investments in foreign markets and countries with limited developing markets may subject the Trust to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Trust invests in below investment grade ("high yield") debt securities, floating rate loans and insurance-linked securities. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the Adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 49 may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities are securities that the Trust reasonably expects cannot be sold or disposed of in the current market in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

      With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. While the Trust's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cybersecurity plans and systems put in place by service providers to the Trust such as Brown Brothers Harriman & Co., the Trust's custodian and accounting agent, and American Stock Transfer & Trust Company, the Trust's transfer agent. In addition, many beneficial owners of Trust shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Trust nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Trust's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Trust's ability to calculate its net asset value, impediments to trading, the inability of Trust shareowners to effect share purchases or redemptions or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

F.    Insurance-Linked Securities ("ILS")

      The Trust invests in ILS. The Trust could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security.

50 Pioneer High Income Trust | Semiannual Report | 9/30/19

      Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Trust is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Trust's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Trust's structured reinsurance investments, and therefore the Trust's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.

G.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Trust purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Trust at a later date, and at a specific price, which is typically higher than the purchase price paid by the Trust. The securities purchased serve as the Trust's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 51 held in safekeeping in the customer-only account of the Trust's custodian or a sub-custodian of the Trust. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Trust is entitled to sell the securities, but the Trust may not be able to sell them for the price at which they were purchased, thus causing a loss to the Trust. Additionally, if the counterparty becomes insolvent, there is some risk that the Trust will not have a right to the securities, or the immediate right to sell the securities.

      Open repurchase agreements as of September 30, 2019, are disclosed in the Trust's Schedule of Investments.

H.    Purchased Options

      The Trust may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Trust to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Trust is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Trust's Statement of Operations. As the purchaser of an index option, the Trust has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

      The average market value of purchased options contracts open during the six months ended September 30, 2019, was $192,277. Open purchased options at September 30, 2019, are listed in the Trust's Schedule of Investments.

I.    Option Writing

      The Trust may write put and covered call options to seek to increase total return. When an option is written, the Trust receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Trust writes an option, an amount equal to

52 Pioneer High Income Trust | Semiannual Report | 9/30/19 the premium received by the Trust is recorded as "Written options outstanding" on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Trust on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Trust has realized a gain or loss. The Trust as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The average market value of written options for the six months ended September 30, 2019, was $(13,407). Open written options contracts at September 30, 2019, are listed in the Trust's Schedule of Investments.

J.    Forward Foreign Currency Contracts

      The Trust may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 4).

      At September 30, 2019, the Trust had entered into various forward foreign currency contracts that obligated the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract.

      The average market value of forward foreign currency contracts open during the six months ended September 30, 2019, was $4,604,506. Open forward foreign currency contracts outstanding at September 30, 2019, are listed in the Schedule of Investments.

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 53

K.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Trust may buy or sell credit default swap contracts to seek to increase the Trust's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.

      As a buyer of protection, the Trust makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer,

54 Pioneer High Income Trust | Semiannual Report | 9/30/19 resulting in a loss to the Trust. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Trust for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at September 30, 2019, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the six months ended September 30, 2019, was $(402,082). Open credit default swap contracts at September 30, 2019, are listed in the Schedule of Investments.

L.    Interest Rate Swap Contracts

      The Trust may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap contract, the Trust negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

      Periodic payments received or paid by the Trust are recorded as realized gains or losses on the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates. Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to centrally cleared swap contracts with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 55 margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as variation margin for centrally cleared swaps on the Statement of Assets and Liabilities.

      The average market value of interest swap contracts open during the six months ended September 30, 2019, was $154,191. Open interest rate swap contracts at September 30, 2019, are listed in the Schedule of Investments.

M.    Automatic Dividend Reinvestment Plan

      All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

      If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

      Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each

56 Pioneer High Income Trust | Semiannual Report | 9/30/19 participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

The Adviser manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with the Adviser are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended September 30, 2019, the net management fee was 0.60% (annualized) of the Trust's average daily managed assets, which was equivalent to 0.86% (annualized) of the Trust's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,629 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2019.

3. Transfer Agent

American Stock Transfer & Trust Company ("AST") serves as the transfer agent with respect to the Trust's shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls.

4. Master Netting Agreements

The Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs the

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 57 trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Trust's credit risk to its counterparty equal to any amounts payable by the Trust under the applicable transactions, if any. However, the Trust's right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Trust's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Trust as collateral, if any, are identified as such in the Schedule of Investments.

58 Pioneer High Income Trust | Semiannual Report | 9/30/19

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Trust as of September 30, 2019.

---------------------------------------------------------------------------------------------------------------
                                 Derivative
                                 Assets
                                 Subject to        Derivatives    Non-Cash        Cash            Net Amount
                                 Master Netting    Available      Collateral      Collateral      of Derivative
Counterparty                     Agreement         for Offset     Received (a)    Received (a)    Assets (b)
---------------------------------------------------------------------------------------------------------------
Bank of America NA               $ 60,614          $ (4,084)      $ --            $ --            $56,530
Citibank NA                            --                --         --              --                 --
Goldman Sachs
 International                      5,431            (1,630)        --              --              3,801
HSBC Bank USA NA                      232                --         --              --                232
State Street Bank &
 Trust Co.                         36,533           (30,879)        --              --              5,654
---------------------------------------------------------------------------------------------------------------
  Total                          $102,810          $(36,593)      $ --            $ --            $66,217
===============================================================================================================

-----------------------------------------------------------------------------------------------------------------
                                 Derivative
                                 Liabilities
                                 Subject to        Derivatives    Non-Cash        Cash            Net Amount
                                 Master Netting    Available      Collateral      Collateral      of Derivative
Counterparty                     Agreement         for Offset     Pledged (a)     Pledged (a)     Liabilities (c)
-----------------------------------------------------------------------------------------------------------------
Bank of America NA               $  4,084          $ (4,084)      $ --            $      --       $ --
Citibank NA                       110,334                --         --             (110,334)        --
Goldman Sachs
 International                      1,630            (1,630)        --                   --         --
HSBC Bank USA NA                       --                --         --                   --         --
State Street Bank &
 Trust Co.                         30,879           (30,879)        --                   --         --
-----------------------------------------------------------------------------------------------------------------
  Total                          $146,927          $(36,593)      $ --            $(110,334)      $ --
=================================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

5. Additional Disclosures about Derivative Instruments and Hedging Activities

The Trust's use of derivatives may enhance or mitigate the Trust's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 59

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at September 30, 2019, was as follows:

------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                                       Foreign
                                      Interest          Credit         Exchange          Equity         Commodity
                                      Rate Risk         Risk           Rate Risk         Risk           Risk
------------------------------------------------------------------------------------------------------------------
Assets:
 Options
  purchased*                          $ --              $ --           $60,614           $ --           $ --
 Net unrealized
  appreciation on
  forward foreign
  currency contracts                    --                --             5,886             --             --
------------------------------------------------------------------------------------------------------------------
  Total Value                         $ --              $ --           $66,500           $ --           $ --
==================================================================================================================

------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                                       Foreign
                                      Interest          Credit         Exchange          Equity         Commodity
                                      Rate Risk         Risk           Rate Risk         Risk           Risk
------------------------------------------------------------------------------------------------------------------
Liabilities:
 Written options
  outstanding                         $    --           $     --       $4,084            $ --           $ --
 Swap contracts,
  at value                             18,685            394,458           --              --             --
------------------------------------------------------------------------------------------------------------------
  Total Value                         $18,685           $394,458       $4,084            $ --           $ --
==================================================================================================================

* Reflects the market value of purchased option contracts (see Note 1H). These amounts are included in investment in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.

60 Pioneer High Income Trust | Semiannual Report | 9/30/19

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at September 30, 2019 was as follows:

------------------------------------------------------------------------------------------------------------------
Statement of Operations
                                                                     Foreign
                               Interest           Credit             Exchange           Equity          Commodity
                               Rate Risk          Risk               Rate Risk          Risk            Risk
------------------------------------------------------------------------------------------------------------------
Net realized gain
 (loss) on:
 Options purchased*            $      --          $      --          $  31,767          $ --            $ --
 Written options                      --                 --            167,136            --              --
 Forward foreign
  currency contracts                  --                 --           (124,497)           --              --
 Swap contracts                  118,003             55,815                 --            --              --
------------------------------------------------------------------------------------------------------------------
  Total Value                  $ 118,003          $  55,815          $  74,406          $ --            $ --
==================================================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Options purchased**           $      --          $      --          $ (97,832)         $ --            $ --
 Written options                      --                 --           (130,683)           --              --
 Forward foreign
  currency contracts                  --                 --             18,371            --              --
 Swap contracts                 (269,884)          (178,189)                --            --              --
------------------------------------------------------------------------------------------------------------------
  Total Value                  $(269,884)         $(178,189)         $(112,312)         $ --            $ --
==================================================================================================================

*     Reflects the net realized gain (loss) on purchased option contracts (see
      Note 1H). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.

** Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1H). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.

6. Trust Shares

There are an unlimited number of shares of beneficial interest authorized.

Transactions in shares of beneficial interest for the six months ended September 30, 2019 and the year ended March 31, 2019 were as follows:

----------------------------------------------------------------------------------------------
                                                                  9/30/19          3/31/19
----------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                         29,231,771       29,231,771
----------------------------------------------------------------------------------------------
Shares outstanding at end of period                               29,231,771       29,231,771
==============================================================================================

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 61

7. Credit Agreement

The Trust has entered into a Revolving Credit Facility (the "Credit Agreement") agreement with Sumitomo Mitsui Banking Corporation. Loans under the Credit Agreement are offered at a daily rate equal to the U.S. one month LIBOR rate plus 1.10%. There is no fixed borrowing limit.

At September 30, 2019, the Trust had a borrowing outstanding under the Credit Agreement totaling $125,000,000. The interest rate charged at September 30, 2019 was 3.39%. During the six months ended September 30, 2019, the average daily balance was $125,000,000 at an average interest rate of 3.52%. Interest expense of $2,200,300 in connection with the Credit Agreement is included in the Statement of Operations.

The Trust is required to fully collateralize its outstanding loan balance as determined by Credit Suisse. Pledged assets are held in a segregated account and are denoted on the Schedule of Investments.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

8. Subsequent Events

A monthly dividend was declared on October 3, 2019 from undistributed and accumulated net investment income of $0.0675 per share payable October 31, 2019, to shareowners of record on October 17, 2019.

62 Pioneer High Income Trust | Semiannual Report | 9/30/19

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer High Income Trust (the "Trust") pursuant to an investment management agreement between APAM and the Trust. In order for APAM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment management agreement for the Trust.

The contract review process began in January 2019 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Trust's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Trust provided to the Trustees at regularly scheduled meetings, in connection with the review of the Trust's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Trust, as well as the level of investment by the Trust's portfolio managers in the Trust. In July 2019, the Trustees, among other things, reviewed the Trust's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Trust and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Trust and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 63 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees also reviewed APAM's investment approach for the Trust and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Trust. They also reviewed the amount of non-Trust assets managed by the portfolio managers of the Trust. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Trust, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Trust were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Trust

In considering the Trust's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Trust's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Trust's benchmark index. They also discuss the Trust's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

64 Pioneer High Income Trust | Semiannual Report | 9/30/19

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Trust in comparison to the management fees and expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Trust's shareowners.

The Trustees considered that the Trust's management fee (based on managed assets) for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio (based on managed assets) of the Trust's common shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Trust and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment management agreement with the Trust, APAM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Trust.

The Trustees concluded that the management fee payable by the Trust to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 65

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Trust, including the methodology used by APAM in allocating certain of its costs to the management of the Trust. The Trustees also considered APAM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered the extent to which APAM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Trust. The Trustees considered the character and amount of fees paid or to be paid by the Trust, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Trust and to APAM and its affiliates from the use of "soft" commission dollars generated by the Trust to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Trust, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the

66 Pioneer High Income Trust | Semiannual Report | 9/30/19

Trust receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Trust, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Trust were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

                      Pioneer High Income Trust | Semiannual Report | 9/30/19 67

Trustees, Officers and Service Providers

Trustees                                 Officers
Thomas J. Perna, Chairman                Lisa M. Jones, President and
John E. Baumgardner, Jr.                   Chief Executive Officer
Benjamin M. Friedman                     Mark E. Bradley, Treasurer and
Margaret B.W. Graham                       Chief Financial and
Lisa M. Jones                              Accounting Officer
Lorraine H. Monchak                      Christopher J. Kelley, Secretary and
Marguerite A. Piret                        Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-710-0935). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

68 Pioneer High Income Trust | Semiannual Report | 9/30/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                   1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                   Write to

General inquiries, lost dividend checks,              American Stock
change of address, lost stock certificates,           Transfer & Trust
stock transfer                                        Operations Center
                                                      6201 15th Ave.
                                                      Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                     American Stock
                                                      Transfer & Trust
                                                      Wall Street Station
                                                      P.O. Box 922
                                                      New York, NY 10269-0560

Website                                               www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundipioneer.com/us.

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19432-13-1119




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
N/A



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

N/A



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Income Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 5, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 5, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 5, 2019

* Print the name and title of each signing officer under his or her signature.